(ICON)

The
Target Portfolio
Trust

Annual Report
December 31, 1997

(LOGO)

(ICON)

The Target Portfolio Trust

Table of Contents
                                                   Page
Shareholder Letter                                   2
Target's Shareholder Services                        8
Portfolio of Investments:
Large Capitalization Growth Portfolio                9
Large Capitalization Value Portfolio                11
Small Capitalization Growth Portfolio               15
Small Capitalization Value Portfolio                19
International Equity Portfolio                      24
International Bond Portfolio                        27
Total Return Bond Portfolio                         29
Intermediate-Term Bond Portfolio                    32
Mortgage Backed Securities Portfolio                35
U.S. Government Money Market Portfolio              37
Statements of Assets and Liabilities                38
Statements of Operations                            40
Statements of Changes in Net Assets                 42
Financial Highlights                                44
Notes to Financial Statements                       51
Report of Independent Accountants                   57
Federal Income Tax Information                      59

Dear Target Shareholder:

The impossible proved possible in 1997. The United States economy continued its exceptional combination of robust growth, low unemploy-ment, falling inflation, a shrinking budget deficit and strong corporate earnings, creating remarkable gains for investors. Rebounding from its 7% plunge on October 27th, the stock market finished the end of the year with another solid gain, enabling the major indices (Dow Jones Industrial Average and S&P 500) to post returns of more than 20% for an unprecedented third straight year. However, in the fourth quarter, a confluence of events including turmoil in Asian markets, a significant change in market sentiment and a sharp market correction caused investors to pause and re-evaluate the market environment.

1997 was a stellar year for bonds, marked by falling inflation, a relatively inactive Federal Reserve and rising prices on almost all types of bonds. A financial crisis in Asia late in the year set off a major rally in the U.S. Treasury market, where the 30-year bond returned more than 15% in 1997. Its yield fell to 5.9% on December
31st, its lowest level in over four years. High yield corporate bonds led all other sectors of the U.S. bond market in 1997. Emerging market bonds in select Latin and South American countries, as well as Eastern Europe, performed well for the year.

Target shareholders continue to benefit from the virtues of maintaining a diversified portfolio through a customized, comprehensive investment program. Most of the Target portfolios have outperformed, or performed in line with, their respective benchmarks for the year ended
1997. It is important to remember that with a volatile investment environment, maintaining a diversified portfolio across a variety of asset classes is key to achieving your long-term investment goals.

Performance Summary as of December 31, 1997
                               12/31/96     12/31/97
12 Month*      # of
Portfolios                       NAV          NAV
Total Return    Funds**
Large Capitalization Growth    $12.97        $13.58
20.77%
Lipper Growth Fund Avg
25.20          838
Large Capitalization Value      13.97         16.21
29.80
Growth & Income Avg
26.99          624
Small Capitalization Growth     14.93         15.57
20.85
Small Company Avg
20.76          468
Small Capitalization Value      15.22         17.50
29.98
Small Company Avg
20.76          468
International Equity            14.82         14.27
10.60
International Avg
5.49          426
International Bond              10.17          9.17
-5.73
International Income Avg
-0.43           46
Total Return Bond               10.28         10.56
9.23
Corporate Debt BBB Avg
10.08          102
Intermediate-Term Bond          10.30         10.42
8.57
Intermediate Investment Grade
8.57          195
Mortgage Backed Securities      10.21         10.45
8.82
U.S. Mortgage Avg
8.58           59
U.S. Government Money Market     1.00          1.00
4.95
U.S. Government Money Fund Avg
4.90          118

* Source: Lipper Analytical Services for Lipper averages, and
Prudential Investments Fund Management for Target returns.
Target returns are in bold face type. Returns assume the reinvestment of all dividends and distributions and take into account all charges and expenses applicable to an investment in each portfolio except the annual Target advisory fee. For retail accounts, the maximum annual advisory fee is 1.5% of equity portfolio assets and 1.0% of bond and money market portfolio assets. For retirement accounts, the maximum advisory fees are 1.25% and 1.35%, respectively. Past performance is not indicative of future results and an investor's shares, when redeemed, may be worth more or less than their original cost.

** Represents the number of funds in each respective Lipper category.

A Salute to Stocks

The performance of U.S. stocks once again pleased mutual fund investors. In 1997, the S&P 500 Index gained 33%, after rising 23% in 1996 and 37% in 1995.
Large cap stocks were favored early in the year as expectations rose for the Federal Reserve to tighten interest rates. However, as it became clear that rates would not be raised, the market became broader, with investors seeking smaller issues during the second and third quarters. Larger stocks benefited from a flight to perceived safety throughout 1997, with "value" outperforming "growth" by a wide margin.

The same sectors that bolstered the first quarter performance of the Large Cap Growth Portfolio, co-managed by Oak Associates and Columbus Circle, are the ones that hurt them at year-end.
Both managers were heavily weighted in technology, and while technology stocks fared well for much of the year, they plummeted in the fourth quarter due to worries about
Asian markets. Oak Associates' weighting in technology companies such as Compaq and Applied Materials added to the lackluster performance of the Portfolio in the fourth quarter. Columbus Circle believes that the challenge for 1998 will be to invest in micro-economically dominated companies that are not as susceptible to the "Asian flu." Given the weakness the managers experienced in the fourth quarter, they expect that the holdings in the portfolio could be leading contenders in a rebound scenario in 1998.

The Large Cap Value Portfolio, co-managed by INVESCO and
Hotchkis & Wiley, outperformed its peer group for both the fourth quarter and for 1997, as measured by the Lipper
Growth and Income Fund Average. The preference for U.S.
large caps stocks was evident in 1997 as investors sought a "safer" haven in the U.S. marketplace.

Average Annual Total Returns as of December 31, 1997

Since
Portfolios                     One Year     Three Years
Inception1
Large Capitalization Growth     18.97%         20.69%
11.06%
Large Capitalization Value      27.87          25.00
14.70
Small Capitalization Growth     19.05          19.62
14.08
Small Capitalization Value      28.04          21.75
15.54  (15.53)2
International Equity             8.95          12.03
12.63
International Bond              -6.67           3.09
2.57
Total Return Bond                8.15          10.02
(9.99)2   6.79  (6.65)2
Intermediate-Term Bond           7.49           9.02
6.33
Mortgage Backed Securities       7.73           9.00
(8.96)2   6.59  (6.49)2

Note: The average annual return for the Target Portfolios assumes the imposition of the maximum Target advisory fee of 1.5% for stock portfolios and 1.00% for the bond portfolios.

  1 The inception date for all portfolios is 1/5/93, except for International Bond, which is 5/17/94. Past performance is not indicative of future results.

  2 Without waiver of management fees and/or expense subsidization, the Portfolio's Average Annual Total returns would have been lower, as indicated in parentheses ( ).

Specifically, the Asian debt crisis caused investors to become increasingly defensive and refocused on fundamental valuation.
The Portfolio benefited from this refocusing as it was most heavily weighted in the financial, utility and basic industry sectors of the market via stocks such as American General Corp. and Ford Motor Co. Both managers believe the Portfolio is well positioned for the current economic and market environment.

The Small Cap Value Portfolio solidly outperformed its peers, as measured by the Lipper Small Company Fund Average, as well as the Russell 2000 Index, for both the fourth quarter and the year ended December 31, 1997. Both co-managers, Lazard Freres and Wood, Struthers & Winthrop, attributed their outperformance to their significant weights in the financial services sector in companies such as North Fork Bancorp. While the small cap market underperformed the large cap market (as measured by the S&P 500), for the fourth consecutive year, the managers believe the tide may be shifting. The recent turmoil in Southeast Asia and Japanese economies may help the relative performance of smaller company shares, as they tend to be less exposed to global economies, and may suffer less of an earnings impact.

Although it was a difficult year for small cap growth stocks, the Small Cap Growth Portfolio, co-managed by Investment Advisers, Inc. (IAI) and Nicholas Applegate, strongly outperformed the Russell 2000 Growth Index and fell in line with the Russell 2000 Index for both the fourth quarter and one year periods. The Portfolio was affected by the bad news in the technology sector, which was hurt by the outlook for declining revenue.
Consumer Products and Allen Telecom were the two stocks within the Portfolio that were the hardest hit. The
Portfolio was helped by its two holdings in outdoor advertising, Universal Outdoor Holdings and Lamar.
The managers are approaching 1998 cautiously, believing that the "Asian flu" could be the catalyst for weaker corporate profits in many sectors, but they remain optimistic about the outlook for strong relative performance.

The Year of the Bond

The performance of the bond markets rewarded investors overall.
The yield on the 30-year bond began the year at 6.6%, and rose during much of the Spring before hitting 7.2% in early
April,
on fears that the Fed would embark on a string of rate increases.
But that would be as high as rates would go. Subsequent inflation reports demonstrated that inflation was falling.
As the Fed held off on raising rates, investors, convinced that short-term rates would remain unchanged until signs of inflationary pressure emerged, drove up bond prices.

The stellar returns of the bond markets are largely attributable to low inflation and relatively stable short-term interest rates. Since the middle of the year,
Treasury securities even outperformed the Dow Jones Industrial Average as investors worldwide preferred the relative safety of Treasuries to foreign debt issues. Bonds returned a healthy 9.7%, for the year up from 3.6% in 1996, as measured by the Lehman Brothers Aggregate Index. The bond market was led by high yield U.S. Corporate bonds which returned 12.8%. These returns inspired investors.
Many large institutions turned to bonds in recent months to take advantage of the rising prices and avoid what they judged to be an overvalued stock market. Fixed income mutual funds began to attract meaningful assets for the first time in many years, particularly in the fourth quarter. Throughout the year, the U.S. dollar remained strong, encouraging foreign investors to buy U.S. bonds.

The Total Return Bond and the Intermediate Term Bond
Portfolios, both managed by PIMCO, performed in line with their peers as measured by the Lipper Corporate
Debt and Intermediate Investment Grade Debt Averages.
The manager attributed their performance to both above-benchmark duration and maturities, exposure to mortgage-backed securities and dollar-denominated Latin American positions which added to the overall positive performance for the year. Looking ahead,
PIMCO believes that events in Asia will inhibit U.S. growth but should not cause a dramatic slowdown. Inflation should remain subdued, under pressure from global excess capacity and cheap imports, including commodities. Therefore, the manager is convinced that they will provide an opportunity to add value to the Portfolios by concentrating some holdings in the intermediate area of the yield curve, maintaining a small exposure to developed non-U.S. markets and adding asset-backed securities for shorter maturity holdings.

Mortgage-backed securities performed well in 1997, returning 9.2%, moderately outperforming comparable duration Treasury securities for the year. The Mortgage-backed Securities Portfolio, managed by Wellington Management, performed in line with both the Lipper U.S. Mortgage Average and the Lehman Mortgage Backed Securities Index for the fourth quarter and slightly underperformed both benchmarks for the entire year. Wellington Management believes that the inevitable slowdown in Asia will dampen domestic growth in a rebalancing of trade.
This, coupled with a continued lack of an inflation threat, will result in a lowering of short-term rates in the coming months. In this environment, Wellington plans to employ a longer average maturity strategy versus the benchmark for this portfolio, as well as for the U.S. Government Money Market Portfolio which they also manage.

Asian Fright, European Might

For the most part, the international markets were hurt in 1997 due to the deterioration of the Asian markets in the fourth quarter. The Morgan Stanley EAFE Index fell 7.8% for the quarter, though it did finish up 2.1% for the year. The fourth quarter plunge in Southeast Asia sent shock waves all over the world and, as a result of this "Asian flu", most markets suffered severe losses. The Asian countries most affected were Thailand, Malaysia, Korea, Indonesia and the Philippines. Japan also experienced a volatile 1997, ending the year with a loss of 26.4% in local currency terms. Europe salvaged some of the EAFE's performance for the year with returns of better than 40% (local currency terms) in countries such as Portugal, Italy, Switzerland and the Netherlands.

The International Equity Portfolio, managed by Lazard Freres Asset Management, surpassed the performance of the Morgan Stanley EAFE Index by over 3% for the fourth quarter and by over 8% for the year. Factors contributing to their exceptional performance were their limited investments in Japan, low exposure to emerging markets and strong stock bottom-up selection. Several companies contributed to the Portfolio's outperformance, including National Westminster Bank and Rhone Poulenc. Lazard believes that the Asian crisis and its resulting effect on Asian imports and exports will have a varying near-term impact on a wide variety of businesses around the world. However, since Lazard is a long-term, bottom-up value manager, they believe that by continuing their investment philosophy of purchasing businesses at inexpensive valuations, they will continue to produce good investment returns.

Delaware:
A New Perspective

The international fixed income market was punished by the Asian market crises in the fourth quarter, falling
1.4% for the quarter and losing 4.3% for the year, as measured by the Salomon Smith Barney Non-US World
Government Bond Index. The European markets supported the return of the index, with the strongest markets represented by Italy and the United Kingdom.

As a result of the rigorous ongoing due diligence and analysis of the TARGET Investment Analysis Group,
Madison Portfolio Consultants (an independent investment consulting firm) and TARGET's Board of Trustees, we concluded that Fiduciary International was no longer an appropriate manager for the TARGET
Program's International Bond Portfolio. As a result,
Fiduciary International was replaced by Delaware
International in August, 1997. Delaware is a well respected global investment management organization with over 60 investment professionals, managing over $6 billion in assets. Delaware has positioned the Portfolio by underweighting Japanese issues, which helped the performance. Delaware's strategy going forward is to overweight the dollar-based markets outside the U.S., concentrating in markets such as Canada and Australia as well as the "core" markets of Germany and Holland. The manager believes the Portfolio is now defensively well positioned for 1998 with a duration that is shorter than the index.

Although the domestic markets thrived in 1997, it is important to maintain realistic expectations in the coming year. Rather than worrying about the short-term fluctuations of the market, it is essential to focus on the "big picture." Maintaining a diversified portfolio across asset classes should help you to better achieve your long-term goals, regardless of short-term market volatility.

As always, we appreciate your commitment to TARGET and the opportunity to report our activities to you.

Sincerely,

Brian M. Storms
President, Mutual Funds and Annuities

Your Allocation Mainly
Determines Your Returns
     (PIE)
Asset allocation is the process of
designing an overall portfolio
that reflects your personal risk
and return requirements. It helps
you invest in specific amounts of
different securities: corporates,
Treasurys, small caps, large caps,
foreign, etc. Asset allocation is
important because, over the long-term,
it's usually more important to be in
stocks and bonds as a whole than it
is to pick individual stocks and bonds.
In fact, just over 91% of a portfolio's
long-term return is due to the initial
allocation.

Target's asset allocations are designed
for you once you complete the Target
Questionnaire. In this way, the Target
program helps ensure that your overall
account reflects your personal investment risk and return requirements.

Target's Shareholder Services

Target strives to demonstrate that top managers can make a difference, asset allocation can limit volatility, and quality services are worth paying for. So here's a sampling of the services you receive as a Target shareholder. This short list should confirm that your choice to use Target was the right one for you and your family.

Consulting Services
1)  Questionnaire process addresses your investment needs.

2)  Personalized investment policy statement (the
Evaluation)
details your risk profile.

3) Sixty-six recommended asset allocations or unlimited number of customized allocations are available.

4) Access to top investment advisers who manage Target portfolios.

5) Adviser monitoring helps ensure that they perform as expected over the long term.

6) Adviser changes are made if long-term performance is poor.

7) Free, unlimited allocation changes help you react to changing market conditions.

8) Research services from Ibbotson Associates are used for allocation construction.

9) IRA analysis details your overall IRA allocation and suggests a new one, if appropriate.

10) Enhancements and new portfolios keep Target on the cutting-edge.

11) Personalized 401(k) evaluation helps illustrate the benefits of such a plan, if appropriate.

12) A Financial Advisor's professional guidance to assist you.

Reporting Services

1) Customized quarterly reports contain time-weighted and dollar-weighted returns.

2) Detailed tax information including gains, losses and average cost per share.

3) Quarterly market commentaries address stock, bond and international markets.

4) Quarterly adviser comments focus on their specific market expertise.

5) Detailed performance of most major market indices.

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Growth Portfolio
               Portfolio of Investments December 31, 1997
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                LONG-TERM INVESTMENTS--97.4%

                Common Stocks--97.4%
                Aerospace--0.6%
    28,500      Boeing Co..................  $  1,394,719
                                             ------------
                Airlines--1.1%
    22,900      Delta Air Lines, Inc.......     2,725,100
                                             ------------

                Banks--4.6%
    28,100      BankAmerica Corp...........     2,051,300
    27,000      Citicorp...................     3,413,812
    45,000      MBNA Corp..................     1,229,063
    76,000      NationsBank Corp...........     4,621,750
                                             ------------
                                               11,315,925
                                             ------------

                Broadcasting--2.8%
   105,600      CBS Corporation............     3,108,600
   135,793      Tele-Communications,            3,793,717
                  Inc.*....................
                                             ------------
                                                6,902,317
                                             ------------

                Business Services--0.6%
    90,000      Xylan Corp.*...............     1,361,250
                                             ------------
                Computers & Business Equipment--15.0%
   141,000      3Com Corp.*................     4,926,188
   228,450      Cisco Systems, Inc.*.......    12,736,087
   167,500      Compaq Computer Corp.......     9,453,281
    44,300      Gateway 2000, Inc.*........     1,445,288
   200,000      Sun Microsystems, Inc.*....     7,975,000
                                             ------------
                                               36,535,844
                                             ------------
                Construction Materials--0.6%
    26,700      Masco Corp.................     1,358,363
                                             ------------

                Drugs & Healthcare--15.3%
    16,600      Cardinal Health, Inc.......     1,247,075
    33,200      Guidant Corp...............     2,066,700
    68,000      Lilly (Eli) & Co...........     4,734,500

    98,600      Medtronic, Inc............  $ 5,158,012
    78,000      Merck & Co., Inc..........    8,287,500
   179,500      Pfizer, Inc...............   13,383,969
    20,600      Warner-Lambert Co.........    2,554,400
                                            -----------
                                             37,432,156
                                            -----------

                Electrical Equipment--0.7%
    35,700      AES Corp.*................    1,664,513
                                            -----------

                Electronics--9.4%
   158,900      Ascend Communications,        3,893,050
                  Inc.*...................
    20,000      Aspect Telecommunications       417,500
                  Corp.*..................
    41,400      Electronic Data Systems       1,819,012
                  Corp....................
   106,000      Linear Technology Corp....    6,108,250
   200,000      Maxim Integrated Products,    6,900,000
                  Inc.*...................
   110,000      Xilinx, Inc.*.............    3,856,875
                                            -----------
                                             22,994,687
                                            -----------

                Financial Services--5.0%
    33,600      Associates First Capital      2,389,800
                  Corp....................
    43,400      Capital One Financial         2,351,738
                  Corp....................
    38,000      CIT Group, Inc............    1,225,500
    36,700      Countrywide Mortgage          1,573,513
                  Investments, Inc.*......
    42,700      Morgan Stanley Dean           2,524,637
                  Witter*.................
    39,750      Travelers Group, Inc......    2,141,531
                                            -----------
                                             12,206,719
                                            -----------

                Foods--0.5%
    21,500      Sara Lee Corp.............    1,210,719
                                            -----------

                Forest Products--1.2%
    42,300      Fort James Corp...........    1,617,975
    20,600      Georgia-Pacific Corp......    1,251,450
                                            -----------
                                              2,869,425
                                            -----------

                Industrial Machinery--3.1%
   252,000      Applied Materials,            7,591,500
                  Inc.*...................
                                            -----------

                Insurance--1.9%
    43,500      American International        4,730,625
                  Group, Inc..............
                                            -----------

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Growth Portfolio
(cont'd)
               Portfolio of Investments December 31, 1997
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Miscellaneous--2.6%
   123,700      Cendant Corp.*.............  $  4,252,187
    47,100      Tyco International Ltd.....     2,122,444
                                             ------------
                                                6,374,631
                                             ------------
                Newspapers--1.1%
    42,100      New York Times Co..........     2,783,862
                                             ------------
                Oil & Gas--2.3%
    23,000      Atlantic Richfield Co......     1,842,875
    46,300      Schlumberger Ltd...........     3,727,150
                                             ------------
                                                5,570,025
                                             ------------
                Retail Grocery--1.6%
    61,000      Safeway, Inc.*.............     3,858,250
                                             ------------
                Retail Trade--6.1%
    69,100      Costco Companies, Inc.*....     3,083,588
    46,100      CVS Corp...................     2,953,281
    33,800      Dayton-Hudson Corp.........     2,281,500
    52,750      Home Depot, Inc............     3,105,656
    97,500      TJX Companies, Inc.........     3,351,562
                                             ------------
                                               14,775,587
                                             ------------
                Savings And Loan--1.1%
    43,500      Washington Mutual, Inc.....     2,775,844
                                             ------------

                Semiconductors & Equipment--5.6%
   170,000      Atmel Corp.*...............     3,155,625
   151,400      Intel Corp.................    10,635,850
                                             ------------
                                               13,791,475
                                             ------------

                Software & Services--8.7%
    39,800      America Online, Inc........     3,549,662
   117,000      HBO & Co...................     5,616,000
    44,400      Microsoft Corp.*...........     5,738,700
    90,000      Parametric Technology           4,263,750
                  Corp.*...................
    57,500      Synopsys, Inc.*............     2,055,625
                                             ------------
                                               21,223,737
                                             ------------
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)

                Telecommunication--2.9%
    27,900      Lucent Technologies,        $ 2,228,513
                  Inc.....................
    90,200      NEXTEL Communications,        2,345,200
                  Inc.....................
    46,700      Tellabs, Inc.*............    2,469,262
                                            -----------
                                              7,042,975
                                            -----------

                Telephone--1.6%
    62,000      AT&T Corp.................    3,797,500
                                            -----------

                Toys & Amusements--0.6%
    40,000      Mattel, Inc...............    1,490,000
                                            -----------

                Trucking & Freight Forwarding--0.8%
    31,600      Federal Express Corp.*....    1,929,575
                                            -----------
                Total common stocks         237,707,323
                  (cost $170,357,607).....
                                            -----------

                SHORT-TERM INVESTMENTS--3.3%
Principal
  Amount
  (000)         Commercial Paper--2.1%
----------
$    2,000      CXC, Inc.                     1,998,674
                  5.97%, 1/5/98...........
     3,000      Du Pont (E. I.) De Nemours    2,996,529
                  & Co.,
                  5.95%, 1/8/98...........
                                            -----------
                Total commercial paper        4,995,203
                  (cost $4,995,203).......
                                            -----------

                Repurchase Agreement--1.2%
     2,989      State Street Bank & Trust     2,989,000
                  Co.,
                  4.00%, due 1/02/98 in
                  the amount of $2,989,664
                  (cost $2,989,000; value
                  of collateral including
                  accrued interest
                  $3,058,844).............
                                            -----------
                Total short-term              7,984,203
                  investments
                  (cost $7,984,203).......
                                            -----------
                Total Investments--100.7%
                (cost $178,341,810; Note    245,691,526
                  4)......................
                Liabilities in excess of     (1,796,946)
                  other
                  assets--(0.7%)..........
                                            -----------
                Net Assets--100%..........  $243,894,580
                                            -----------
                                            -----------

---------------
* Non-income producing.
------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               Large Capitalization Value Portfolio
               Portfolio of Investments December 31, 1997
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                LONG-TERM INVESTMENTS--97.6%
                Common Stocks--97.6%

                Aerospace--2.4%
    44,000      Boeing Co..................  $  2,153,250
    24,450      Lockheed Martin Corp.......     2,408,325
    18,800      Northrop Grumman Corp......     2,162,000
                                             ------------
                                                6,723,575
                                             ------------

                Agriculture Machinery--1.2%
    21,500      Deere & Co.................     1,253,719
    82,000      New Holland NV.............     2,167,875
                                             ------------
                                                3,421,594
                                             ------------

                Agriculture Products--1.1%
   143,062      Archer-Daniels Midland          3,102,657
                  Co.......................
                                             ------------

                Aluminum--1.8%
    52,000      Aluminum Company of             3,659,500
                  America..................
    21,000      Reynolds Metals Co.........     1,260,000
                                             ------------
                                                4,919,500
                                             ------------

                Apparel & Textiles--3.0%
    37,500      Intimate Brands, Inc.......       902,344
    35,000      Reebok International,           1,008,438
                  Ltd.*....................
   104,100      Russell Corp...............     2,765,156
   115,000      Shaw Industries, Inc.......     1,336,875
    55,000      Unifi, Inc.................     2,237,812
                                             ------------
                                                8,250,625
                                             ------------

                Auto Parts--1.4%
    50,000      Dana Corp..................     2,375,000
    39,000      Genuine Parts Co...........     1,323,562
     6,667      Meritor Automotive, Inc....       140,417
                                             ------------
                                                3,838,979
                                             ------------

                Automobiles--3.5%
   142,000      Ford Motor Co.............  $ 6,913,625
    46,000      General Motors Corp.......    2,788,750
                                            -----------
                                              9,702,375
                                            -----------

                Banks--8.5%
    59,000      Ahmanson (H.F.) & Co......    3,949,312
    11,000      Comerica, Inc.............      992,750
    45,000      First Chicago Nbd Corp....    3,757,500
    51,700      First Union Corp..........    2,649,625
    27,000      Keycorp...................    1,911,938
    70,000      National City Corp........    4,602,500
    46,200      NationsBank Corp..........    2,809,537
    35,000      Wachovia Corp.............    2,839,375
                                            -----------
                                             23,512,537
                                            -----------

                Brewery--0.5%
    31,100      Anheuser Busch Companies,     1,368,400
                  Inc.....................
                                            -----------

                Building Products--0.6%
    16,000      Georgia-Pacific Corp......      363,000
    35,000      York International            1,384,688
                  Corp....................
                                            -----------
                                              1,747,688
                                            -----------

                Business Services--0.7%
    16,000      Dun & Bradstreet Corp.....      495,000
    50,000      Ikon Office Solutions,        1,406,250
                  Inc.....................
                                            -----------
                                              1,901,250
                                            -----------

                Chemicals--3.0%
    42,500      Dow Chemical Co...........    4,313,750
    26,000      Du Pont (E.I.) De Nemours     1,561,625
                  & Co....................
    27,000      Eastman Chemical Co.......    1,608,187
    20,000      Great Lakes Chemical            897,500
                  Corp....................
                                            -----------
                                              8,381,062
                                            -----------

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value Portfolio (cont'd)
               Portfolio of Investments December 31, 1997
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Computers & Business Equipment--3.7%
    40,000      Compaq Computer Corp.......  $  2,257,500
    36,000      Hewlett-Packard Co.........     2,250,000
    28,000      International Business          2,927,750
                  Machines Corp............
    30,000      Pitney Bowes, Inc..........     2,698,125
                                             ------------
                                               10,133,375
                                             ------------

                Conglomerate--2.5%
    59,200      Dover Corp.................     2,138,600
    38,300      Hanson PLC. (ADR)..........       883,294
    30,000      Scana Corp.................       898,125
    48,000      Textron, Inc...............     3,000,000
                                             ------------
                                                6,920,019
                                             ------------

                Consumer Products--1.0%
    15,000      Eastman Kodak Co...........       912,187
    51,500      Fortune Brands Inc.........     1,908,719
                                             ------------
                                                2,820,906
                                             ------------
                Domestic Oil--1.6%
    32,000      Atlantic Richfield Co......     2,564,000
    51,600      USX - Marathon Group.......     1,741,500
                                             ------------
                                                4,305,500
                                             ------------

                Drugs & Healthcare--7.7%
    32,500      Abbott Laboratories........     2,130,781
    41,400      American Home Products          3,167,100
                  Corp.....................
    66,666      Astra AB Class A (ADR).....     1,145,822
    17,000      Baxter International,             857,438
                  Inc......................
    46,000      Bristol Myers Squibb Co....     4,352,750
    80,000      Columbia/HCA Healthcare         2,370,000
                  Corp.....................
    20,000      Merck & Co., Inc...........     2,125,000
    87,000      Mylan Laboratories.........     1,821,562
    53,000      Schering Plough Corp.......     3,292,625
                                             ------------
                                               21,263,078
                                             ------------
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)

                Electric Utilities--7.0%
    50,000      Central & South West        $ 1,353,125
                  Corp....................
    32,000      CMS Energy Corp...........    1,410,000
    40,000      DTE Energy Company........    1,387,500
    32,000      Edison International......      870,000
    53,200      Entergy Corporation.......    1,592,675
    21,000      General Public Utilities        884,625
                  Corp.*..................
    78,000      Illinova Corp.............    2,101,125
    34,000      New York State Electric &     1,207,000
                  Gas Corp................
    48,200      PacifiCorp................    1,316,462
    45,000      PECO Energy Co............    1,091,250
    40,000      Public Service Enterprise     1,267,500
                  Group Inc...............
    80,000      Southern Co...............    2,070,000
    85,000      Unicom Corp...............    2,613,750
                                            -----------
                                             19,165,012
                                            -----------

                Electrical Equipment--2.0%
    20,000      Emerson Electric Co.......    1,128,750
    30,000      General Electric Co.......    2,201,250
     2,933      Raytheon Company Class          144,634
                  A.......................
    40,000      Raytheon Company Class        2,020,000
                  B.......................
                                            -----------
                                              5,494,634
                                            -----------

                Electronics--0.4%
    20,000      Rockwell International        1,045,000
                  Corporation.............
                                            -----------

                Energy--0.2%
    15,375      Energy Group PLC..........      686,109
                                            -----------

                Financial Services--3.7%
    19,000      Beneficial Corp...........    1,579,375
    90,000      Federal National Mortgage     5,135,625
                  Association.............
    12,000      Household International,      1,530,750
                  Inc.....................
    28,700      Washington Mutual, Inc....    1,831,419
                                            -----------
                                             10,077,169
                                            -----------

                Food & Beverages--1.3%
    50,000      PepsiCo, Inc..............    1,821,875
    90,000      Tyson Foods, Inc. Class       1,845,000
                  A.......................
                                            -----------
                                              3,666,875
                                            -----------

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Forest Products--2.3%
    16,000      Georgia-Pacific Corp.......  $    972,000
    50,000      Kimberly-Clark Corp........     2,465,625
    57,000      Weyerhaeuser Co............     2,796,563
                                             ------------
                                                6,234,188
                                             ------------

                Gas & Pipeline Utilities--0.4%
    27,000      Eastern Enterprises........     1,215,000
                                             ------------

                Household Appliances & Home
                  Furnishings--1.8%
    91,800      Whirlpool Corp.............     5,049,000
                                             ------------

                Insurance--8.7%
    80,458      American General Corp......     4,349,761
    15,950      Aon Corp...................       935,069
    10,000      General Reinsurance             2,120,000
                  Corp.....................
    30,000      Jefferson-Pilot Corp.......     2,336,250
    22,000      Lincoln National Corp......     1,718,750
    38,000      Marsh & McLennan Companies,     2,833,375
                  Inc......................
    59,450      Old Republic International      2,210,797
                  Corp.....................
    92,000      SAFECO Corp................     4,485,000
    11,000      St. Paul Companies, Inc....       902,687
    16,000      TIG Holdings, Inc..........       531,000
    14,000      Transamerica Corp..........     1,491,000
                                             ------------
                                               23,913,689
                                             ------------
                International Oil--5.4%
    25,000      Amoco Corp.................     2,128,125
    42,000      Exxon Corp.................     2,569,875
   111,000      Occidental Petroleum            3,253,687
                  Corp.....................
    70,000      Phillips Petroleum Co......     3,403,750
    50,000      Repsol S.A. (ADR)..........     2,128,125
    40,000      YPF Sociedad Anonima            1,367,500
                  (ADR)....................
                                             ------------
                                               14,851,062
                                             ------------

                Mining--0.9%
    38,200      Phelps Dodge Corp..........     2,377,950
                                             ------------

                Miscellaneous--0.7%
    52,000      Tenneco, Inc...............     2,054,000
                                             ------------
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)

                Paper--1.9%
    59,999      International Paper Co....  $ 2,587,457
    25,000      Union Camp Corp...........    1,342,188
    37,500      Westvaco Corp.............    1,178,906
                                            -----------
                                              5,108,551
                                            -----------

                Petroleum Services--0.1%
     7,000      Ultramar Diamond Shamrock       223,125
                  Corp....................
                                            -----------

                Plastics--0.5%
    51,000      Tupperware Corp...........    1,421,625
                                            -----------

                Pollution Control--2.1%
    14,761      Browning Ferris                 546,157
                  Industries, Inc.........
   187,000      Waste Management, Inc.....    5,142,500
                                            -----------
                                              5,688,657
                                            -----------

                Railroads & Equipment--1.0%
    35,000      Illinois Central Corp.....    1,192,188
    48,000      Norfolk Southern Corp.....    1,479,000
                                            -----------
                                              2,671,188
                                            -----------

                Retail Trade--2.2%
    41,000      May Department Stores         2,160,188
                  Co......................
    37,000      Penney (J.C.) Co., Inc....    2,231,562
    36,000      Sears, Roebuck & Co.......    1,629,000
                                            -----------
                                              6,020,750
                                            -----------

                Retail - Food & Restaurants--0.7%
    40,000      McDonald's Corp...........    1,910,000
                                            -----------

                Steel--1.2%
    25,000      Nucor Corp................    1,207,813
    65,000      USX-U.S. Steel Group,         2,031,250
                  Inc.....................
                                            -----------
                                              3,239,063
                                            -----------

                Telephone--3.2%
    49,900      ALLTEL Corp...............    2,049,019
    69,000      AT&T Corp.................    4,226,250
    20,846      SBC Communications Inc....    1,526,969
    22,000      U.S. West Communications,       992,750
                  Inc.....................
                                            -----------
                                              8,794,988
                                            -----------

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value Portfolio (cont'd)
               Portfolio of Investments December 31, 1997
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Tires & Rubber--0.6%
    65,000      Cooper Tire & Rubber Co....  $  1,584,375
                                             ------------

                Tobacco--2.7%
    64,700      Imperial Tobacco Group            800,662
                  PLC., (ADR)..............
   144,400      Philip Morris Companies,        6,543,125
                  Inc......................
                                             ------------
                                                7,343,787
                                             ------------

                Trucking & Freight Forwarding--0.6%
    51,000      Ryder System, Inc..........     1,670,250
                                             ------------

                Technology & Services--1.8%
    35,000      Adaptec, Inc.*.............     1,299,375
    80,000      Electronic Data Systems         3,515,000
                  Corp.....................
                                             ------------
                                                4,814,375
                                             ------------
                Total common stocks
                  (cost $179,281,743)......   268,633,542
                                             ------------

                SHORT-TERM INVESTMENTS--2.7%
Principal
  Amount
  (000)
----------
$    7,320      Seven Seas Series               7,320,040
                  Government Fund
                  5.30% (cost
                  $7,320,040)..............
                                             ------------
                Total Investments--100.3%
                (cost $186,601,783; Note
                  4).......................   275,953,582
                Liabilities in excess of
                  other
                  assets--(0.3%)...........      (860,383)
                                             ------------
                Net Assets--100%...........  $275,093,199
                                             ------------
                                             ------------

---------------
* Non-income producing.
ADR--American Depository Receipts.
------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               Small Capitalization Growth Portfolio
               Portfolio of Investments December 31, 1997
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                LONG-TERM INVESTMENTS--98.3%

                Common Stocks--98.3%

                Airlines--1.0%
    44,100      America West Holdings        $    821,363
                  Corp.*...................
    22,300      KLM Royal Dutch Air Lines         841,825
                  NV.......................
                                             ------------
                                                1,663,188
                                             ------------

                Apparel & Textiles--2.8%
    37,300      G & K Services, Inc........     1,566,600
    17,300      Jones Apparel Group,              743,900
                  Inc.*....................
    31,650      Mohawk Industries, Inc.           694,322
                  *........................
    30,700      Nautica Enterprises,              713,775
                  Inc.*....................
     6,600      Stein Mart, Inc. *.........       176,550
    49,500      Stride Rite Corp...........       594,000
     8,050      Wolverine World Wide,             182,131
                  Inc......................
                                             ------------
                                                4,671,278
                                             ------------
                Auto/Truck Manufacturing &
                  Equipment--3.4%
   162,400      Aftermarket Technology          2,943,500
                  Corp.*...................
    16,200      Airborne Freight Corp......     1,006,425
    21,100      Federal - Mogul Corp.......       854,550
    32,300      Yellow Corp.*..............       811,537
                                             ------------
                                                5,616,012
                                             ------------

                Banks--1.8%
    12,500      GreenPoint Financial              907,031
                  Corp.....................
    35,100      North Fork Bancorp.,            1,178,044
                  Inc......................
    13,300      Webster Financial Corp.....       884,450
                                             ------------
                                                2,969,525
                                             ------------

                Building Products--2.6%
   115,200      Advanced Lighting               2,188,800
                  Technologies, Inc.*......
    47,500      Service Experts, Inc.*.....     1,359,687
    17,700      Texas Industries, Inc......       796,500
                                             ------------
                                                4,344,987
                                             ------------
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)

                Business Services--9.5%
    78,300      American Management         $ 1,526,850
                  Systems, Inc.*..........
    21,000      Analysts International          724,500
                  Corp....................
    20,300      BISYS Group, Inc.               674,975
                  (The)*..................
    30,800      Catalina Marketing            1,424,500
                  Corp.*..................
   109,800      CCC Information Services      2,168,550
                  Group Inc.*.............
    23,700      GTECH Holdings Corp.*.....      756,919
    77,000      INSpire Insurance             1,607,375
                  Solutions, Inc.*........
    26,800      Lamar Advertising Co.*....    1,065,300
    11,400      Robert Half International       456,000
                  Inc.*...................
    40,300      UBICS, Inc.*..............      604,500
    54,100      Universal Outdoor             2,813,200
                  Holdings, Inc.*.........
    65,300      Zebra Technologies            1,942,675
                  Corp.*..................
                                            -----------
                                             15,765,344
                                            -----------

                Chemicals--1.6%
    32,300      Lyondell Petrochemical          855,950
                  Co......................
    38,300      Minerals Technologies,        1,740,256
                  Inc.....................
                                            -----------
                                              2,596,206
                                            -----------

                Communication--4.5%
   100,000      Allen Telecom, Inc.*......    1,843,750
   142,000      Centennial Cellular           2,911,000
                  Corp.*..................
    30,100      Coherent Communications         839,038
                  Systems Corp.*..........
    25,900      Davox Corp.*..............      844,987
    33,400      Tekelec*..................    1,018,700
                                            -----------
                                              7,457,475
                                            -----------

                Computers & Business Equipment--4.7%
    74,800      Black Box Corp.*..........    2,646,050
   118,200      Mastech Corp.*............    3,752,850
    17,400      Quantum Corp.*............      349,087
    19,200      SanDisk Corp.*............      390,000
    30,800      SMART Modular                   708,400
                  Technologies, Inc.*.....
                                            -----------
                                              7,846,387
                                            -----------

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1997
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Drugs & Healthcare--1.3%
    11,500      Arrow International,         $    425,500
                  Inc......................
    66,500      First Commonwealth,               781,375
                  Inc.*....................
    11,100      IMPATH, Inc.*..............       363,525
    10,300      Scherer (R.P.) Corp.*......       628,300
                                             ------------
                                                2,198,700
                                             ------------

                Electrical Equipment--3.7%
    16,900      Cohu, Inc..................       517,562
   188,377      Computer Products, Inc.*...     4,262,030
    34,400      Jabil Circuit, Inc.*.......     1,367,400
                                             ------------
                                                6,146,992
                                             ------------

                Electronics--1.8%
    33,900      DSP Group, Inc.*...........       678,000
    23,900      Integrated Circuit Systems,       681,150
                  Inc.*....................
    36,300      Orbotech, Ltd.*............     1,157,062
    40,000      Reptron Electronics,              415,000
                  Inc.*....................
                                             ------------
                                                2,931,212
                                             ------------

                Financial Services--6.3%
    40,000      CMAC Investment Corp.......     2,415,000
   187,900      Credit Acceptance Corp.*...     1,456,225
    95,000      Emergent Group, Inc.*......     1,318,125
    32,600      Enhance Financial Services      1,939,700
                  Group, Inc...............
    22,800      Jefferies Group, Inc.......       933,375
    40,500      Money Store, Inc. (The)....       850,500
   102,300      Right Management                1,304,325
                  Consultants, Inc.*.......
    10,000      United Asset Management           244,375
                  Corp.....................
                                             ------------
                                               10,461,625
                                             ------------

                Food & Beverages--2.0%
    18,800      Canandaigua Brands,             1,041,050
                  Inc.*....................
    16,500      Dean Foods Co..............       981,750
    11,000      Robert Mondavi Corp.*......       536,250
    22,200      Smithfield Foods, Inc.*....       732,600
                                             ------------
                                                3,291,650
                                             ------------
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)

                Homebuilders--1.8%
    18,000      Fairfield Communities,      $   794,250
                  Inc.*...................
    12,000      Oakwood Homes Corp........      398,250
    31,100      Ryland Group, Inc.*.......      730,850
    43,950      Watsco, Inc...............    1,085,016
                                            -----------
                                              3,008,366
                                            -----------

                Hotels & Restaurants--0.9%
    22,700      CKE Restaurants, Inc......      956,237
    37,000      Foodmaker, Inc*...........      557,313
                                            -----------
                                              1,513,550
                                            -----------

                Household Appliances & Home
                  Furnishings--2.0%
    51,200      Ethan Allen Interiors,        1,974,400
                  Inc.....................
    34,000      Heilig-Meyers Co..........      408,000
    42,900      Pier 1 Imports, Inc.......      970,613
                                            -----------
                                              3,353,013
                                            -----------

                Industrial Machinery--2.3%
    13,400      Coltec Industries,              310,713
                  Inc.*...................
    24,900      Gardner Denver Machinery        630,281
                  Inc.*...................
    23,200      Graco, Inc................      865,650
     5,000      Kennametal, Inc...........      259,063
     7,600      NACCO Industries, Inc.....      814,625
   127,300      PPT Vision, Inc*..........      986,575
                                            -----------
                                              3,866,907
                                            -----------

                Insurance--1.7%
    22,300      Amerin Corp.*.............      624,400
    41,900      Capmac Holdings Inc.......    1,456,025
    26,300      Mutual Risk Management,         787,356
                  Ltd.....................
                                            -----------
                                              2,867,781
                                            -----------

                Leisure--0.3%
    10,200      Anchor Gaming*............      568,650
                                            -----------

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Manufacturing--4.2%
    37,600      Aptargroup, Inc............  $  2,086,800
    53,700      Flanders Corp.*............       496,725
    28,300      Kaydon Corp................       923,287
   135,600      PalEx, Inc.*...............     1,610,250
   189,900      Polymer Group, Inc.*.......     1,804,050
                                             ------------
                                                6,921,112
                                             ------------

                Medical & Dental Supplies--5.8%
   119,500      InControl, Inc.*...........       702,062
    26,800      Mentor Corp................       978,200
    31,600      Patterson Dental Co.*......     1,429,900
    74,900      Perclose, Inc.*............     1,441,825
    26,800      Safeskin Corp.*............     1,520,900
   150,400      Xomed Surgical Products         3,609,600
                  Inc.*....................
                                             ------------
                                                9,682,487
                                             ------------

                Miscellaneous--2.9%
   144,300      Strayer Education, Inc.....     4,761,900
                                             ------------

                Office Equipment & Services--1.3%
    49,000      Danka Business Systems PLC        780,938
                  (ADR)....................
    25,400      Miller (Herman), Inc.......     1,385,887
                                             ------------
                                                2,166,825
                                             ------------
                Oil & Gas Exploration/Drilling--2.4%
    18,400      Cliffs Drilling Co.*.......       917,700
    22,300      Devon Energy Corp..........       858,550
    40,400      Forcenergy, Inc.*..........     1,057,975
    55,300      Marine Drilling Cos.,           1,147,475
                  Inc.*....................
                                             ------------
                                                3,981,700
                                             ------------

                Oil Field/Equipment & Services--4.1%
    22,400      Cooper Cameron Corp.*......     1,366,400
    19,000      EVI, Inc.*.................       983,250
    30,700      Key Energy Group, Inc.*....       665,806
    28,000      Petroleum Geo-Services ASA      1,813,000
                  (ADR)*...................
     5,500      Tidewater, Inc.............       303,188
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)

    26,000      UTI Energy Corp.*.........  $   672,750
    46,000      Varco International,            986,125
                  Inc.*...................
                                            -----------
                                              6,790,519
                                            -----------

                Pollution Control Equipment &
                  Services--0.2%
    12,000      Superior Services,              346,500
                  Inc.*...................  -----------

                Printing & Publishing--1.6%
    12,900      Central Newspapers,             953,794
                  Inc.....................
    46,400      Valassis Communications,      1,716,800
                  Inc.*...................
                                            -----------
                                              2,670,594
                                            -----------

                Retail Trade--6.4%
    35,000      Ames Department Stores,         612,500
                  Inc.*...................
    39,600      Barnett, Inc.*............      871,200
    32,300      Best Buy Co., Inc.*.......    1,191,062
    56,200      Dress Barn, Inc.*.........    1,594,675
    35,600      Goody's Family Clothing,        967,875
                  Inc.*...................
    98,000      Lithia Motors, Inc.*......    1,445,500
    28,700      Mac Frugals Bargains          1,180,288
                  Close-Outs, Inc.*.......
    31,600      Michaels Stores, Inc.*....      924,300
    49,700      Ross Stores, Inc..........    1,807,837
                                            -----------
                                             10,595,237
                                            -----------

                Retail/Wholesale--0.9%
    29,550      Cellstar Corp.*...........      587,306
    21,700      Tech Data Corp.*..........      843,588
                                            -----------
                                              1,430,894
                                            -----------

                Semiconductors & Equipment--1.9%
    60,100      Cirrus Logic, Inc.*.......      638,563
    19,300      Dallas Semiconductor            786,475
                  Corp....................
    27,150      Vitesse Semiconductor         1,024,912
                  Corp.*..................
    26,600      VLSI Technology, Inc.*....      628,425
                                            -----------
                                              3,078,375
                                            -----------

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1997
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Software--6.1%
    20,900      Autodesk, Inc..............  $    773,300
    33,400      Avid Technology, Inc.*.....       893,450
    10,900      Citrix Systems, Inc.*......       828,400
    43,800      Digi International,               744,600
                  Inc.*....................
    39,800      Keane, Inc*................     1,616,875
    36,800      Manugistics Group, Inc.*...     1,642,200
    11,100      Microchip Technology,             333,000
                  Inc......................
    25,562      Network Associates,             1,351,591
                  Inc.*....................
    23,300      Systems & Computer              1,156,262
                  Technology Corp.*........
    20,300      Transaction Systems               771,400
                  Architects, Inc.*........
                                             ------------
                                               10,111,078
                                             ------------

                Steel--0.9%
    65,200      Bethlehem Steel Corp.*.....       562,350
    36,600      Maverick Tube Corp.*.......       926,438
       800      National Steel Corp. *.....         9,250
                                             ------------
                                                1,498,038
                                             ------------
                Transportation--3.6%
   120,300      Coach USA, Inc.*...........     4,030,050
    32,600      Navistar International            808,888
                  Corp.*...................
    33,500      Stolt-Nielsen SA...........       709,781
    40,000      Trailer Bridge, Inc.*......       355,000
                                             ------------
                                                5,903,719
                                             ------------
                Total common stocks
                  (cost $129,740,398)......   163,077,826
                                             ------------
 PRINCIPAL
  AMOUNT                                        VALUE
  (000)                 DESCRIPTION            (NOTE 1)

                SHORT-TERM INVESTMENTS--3.4%

                Commercial Paper--2.4%
$      113      Associates Corp. of North    $    112,979
                  America
                  6.64%, 1/2/98............
     3,884      American Express Co.            3,883,283
                  6.65%, 1/2/98............
                                             ------------
                Total commercial paper
                  (cost $3,996,262)........     3,996,262
                                             ------------

                Other--1.0%
       312      Seven Seas Money Market           312,396
                  Fund
                  5.42%....................
     1,324      Seven Seas Series               1,323,943
                  Government Fund
                  5.30%....................
                                             ------------
                Total other
                  (cost $1,636,339)........     1,636,339
                                             ------------
                Total short-term
                  investments
                  (cost $5,632,601)........     5,632,601
                                             ------------
                Total Investments--101.7%
                (cost $135,372,999; Note      168,710,427
                  4).......................
                Liabilities in excess of
                  other
                  assets--(1.7%)...........    (2,812,291)
                                             ------------
                Net Assets--100%...........  $165,898,136
                                             ------------
                                             ------------

------------------
* Non-income producing.
ADR--American Depository Receipt.
------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               Small Capitalization Value
               Portfolio
               Portfolio of Investments
               December 31, 1997
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                LONG-TERM INVESTMENTS--94.7%

                Common Stocks--94.7%
                Aerospace--1.2%
       500      AAR Corp...................  $     19,375
    15,000      Aeroquip-Vickers, Inc......       735,938
    34,600      Martin Marietta Materials,      1,265,062
                  Inc......................
                                             ------------
                                                2,020,375
                                             ------------

                Apparel & Textiles--2.7%
    33,700      Albany International              775,100
                  Corp.....................
    36,600      Culp, Inc..................       732,000
    26,600      Interface, Inc.............       771,400
    45,750      Mohawk Industries, Inc.*...     1,003,641
    48,200      Oakley, Inc.*..............       436,812
    33,100      Unitog Co..................       736,475
                                             ------------
                                                4,455,428
                                             ------------

                Auto Parts--0.7%
    21,800      Borg-Warner Automotive,         1,133,600
                  Inc......................
                                             ------------

                Auto Related--1.5%
    32,000      Amcast Industrial Corp.*...       734,000
    25,900      Modine Manufacturing Co....       883,837
    44,748      Myers Industries, Inc......       763,513
                                             ------------
                                                2,381,350
                                             ------------
                Automobiles--0.6%
    23,300      Tower Automotive, Inc.*....       980,056
                                             ------------

                Banks--5.4%
    17,000      First American Corp........       845,750
    37,000      Firstmerit Corp............     1,049,875
     8,700      HUBCO, Inc.................       340,388
    28,200      Long Island Bancorp,            1,399,425
                  Inc......................
    37,300      ML Bancorp, Inc............     1,119,000
    50,200      North Fork Bancorp, Inc....     1,684,837
    39,750      People's Bank..............     1,510,500
    23,700      Susquehanna Bancshares,           906,525
                  Inc......................
                                             ------------
                                                8,856,300
                                             ------------
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)

                Broadcasting--0.7%
    39,200      NTL, Inc.*................  $ 1,092,700
                                            -----------

                Business Services--0.9%
    38,200      Bowne & Company, Inc......    1,523,225
                                            -----------

                Chemicals--3.2%
    41,550      Ferro Corp................    1,010,184
    46,200      Hanna (M.A.) Co...........    1,166,550
    40,050      Learonal, Inc.............      941,175
    24,090      Rock-Tenn Co., Cl. A......      493,845
    48,062      RPM, Inc..................      732,946
    37,400      Schulman (A.), Inc........      939,675
                                            -----------
                                              5,284,375
                                            -----------

                Communication--1.0%
    54,500      Allen Telecom, Inc.*......    1,004,844
    48,600      Vanguard Cellular System,       619,650
                  Inc.*...................
                                            -----------
                                              1,624,494
                                            -----------

                Computers & Business Equipment--2.1%
    27,300      MTS Systems Corp..........    1,023,750
    52,600      Planar Systems, Inc.*.....      539,150
    31,400      Stratus Computer, Inc.*...    1,187,312
    32,800      Wang Laboratories,              725,700
                  Inc.*...................
                                            -----------
                                              3,475,912
                                            -----------

                Construction & Mining Equipment--0.0%
     6,000      JLG Industries, Inc.......       84,750
                                            -----------

                Diversified Industrials--5.9%
    20,900      Applied Power, Inc........    1,442,100
    28,200      Brady (W.H.) Co...........      874,200
    33,400      Carlisle Co., Inc.........    1,427,850
    26,650      Clarcor, Inc..............      789,506
    14,200      Dexter Corp...............      613,262
    14,800      Donaldson Co., Inc........      666,925
    29,800      Jacobs Engineering Group,       756,175
                  Inc.*...................
    52,600      Lydall, Inc.*.............    1,025,700
    35,350      Osmonics, Inc.*...........      558,972
    37,600      Teleflex, Inc.............    1,419,400
                                            -----------
                                              9,574,090
                                            -----------

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1997
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Drugs & Healthcare--4.3%
    45,800      Apria Healthcare Group,      $    615,437
                  Inc.*....................
    20,815      Bergen Brunswig Corp.......       876,832
    38,100      Integrated Health Services,     1,188,244
                  Inc......................
    61,600      Perrigo Co.*...............       823,900
    11,200      Scherer (R.P.) Corp.*......       683,200
    26,100      Sun Healthcare Group,             505,688
                  Inc.*....................
    49,500      Sunrise Medical, Inc.*.....       764,156
    21,100      Vital Signs, Inc...........       411,450
    41,100      West Co., Inc..............     1,222,725
                                             ------------
                                                7,091,632
                                             ------------

                Electric Utilities--0.4%
    16,700      Sierra Pacific Resources...       626,250
                                             ------------
                Electrical Equipment--2.9%
    64,100      Anixter International,          1,057,650
                  Inc.*....................
    60,600      Belden, Inc................     2,136,150
    25,900      Oak Industries, Inc.*......       768,906
    39,900      Woodhead Industries,              748,125
                  Inc......................
                                             ------------
                                                4,710,831
                                             ------------
                Electronics--5.6%
    27,300      Bell & Howell Co.*.........       660,319
    27,700      Dallas Semiconductor            1,128,775
                  Corp.....................
    25,900      Dynatech Corp.*............     1,214,062
    23,700      Esterline Technologies            853,200
                  Corp.*...................
    15,000      Hadco Corp.*...............       678,750
    30,200      Harman International            1,281,612
                  Industries, Inc..........
    11,600      Lam Research Corp.*........       339,300
    55,450      Methode Eletronics, Inc....       901,063
    16,950      Nichols Research Corp.*....       423,750
    56,000      Pioneer Standard                  854,000
                  Electronics, Inc.........
    32,800      VLSI Technology, Inc.*.....       774,900
                                             ------------
                                                9,109,731
                                             ------------

                Entertainment--0.4%
    22,900      Regal Cinemas, Inc.*.......       638,338
                                             ------------
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)

                Financial Services--1.3%
    27,500      Amresco, Inc.*............  $   831,875
    22,000      CMAC Investment Corp......    1,328,250
                                            -----------
                                              2,160,125
                                            -----------

                Food - Service/Lodging--1.3%
    31,700      Luby's Cafeterias, Inc....      556,731
    47,700      Marcus Corp...............      879,469
    23,400      Sbarro, Inc...............      615,713
                                            -----------
                                              2,051,913
                                            -----------

                Foods--1.8%
    41,250      Flowers Industries,             848,203
                  Inc.....................
    16,100      Lancaster Colony Corp.....      907,638
    26,600      Universal Foods Corp......    1,123,850
                                            -----------
                                              2,879,691
                                            -----------

                Gas & Pipeline Utilities--1.6%
     8,200      KN Energy, Inc............      442,800
    12,800      National Fuel Gas Co......      623,200
    10,000      Tejas Gas Corp.*..........      612,500
    19,600      Wicor, Inc................      910,175
                                            -----------
                                              2,588,675
                                            -----------

                Homebuilders--0.6%
    40,700      Kaufman & Broad Home            913,206
                  Corp....................
                                            -----------

                Hospital Supplies & Services--2.3%
    19,800      Beckman Instruments,            792,000
                  Inc.*...................
    47,100      Magellan Health Services,     1,012,650
                  Inc.*...................
    57,700      Sierra Health Services,       1,940,162
                  Inc.*...................
                                            -----------
                                              3,744,812
                                            -----------

                Hotels & Restaurants--0.7%
    18,900      Lone Star Steakhouse &          330,750
                  Saloon*.................
    93,800      Ryan's Family Steak             803,163
                  Houses, Inc.*...........
                                            -----------
                                              1,133,913
                                            -----------

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Household Appliances & Home
                  Furnishings--2.6%
    17,800      Bassett Furniture            $    534,000
                  Industries, Inc..........
    21,000      Chromcraft Revington,             672,000
                  Inc.*....................
    29,200      Department 56, Inc.*.......       839,500
    57,100      Furniture Brands                1,170,550
                  International, Inc.*.....
    19,700      La-Z-Boy, Inc..............       849,562
    19,400      Rival Co...................       254,625
                                             ------------
                                                4,320,237
                                             ------------

                Industrial Machinery--7.4%
    17,000      Briggs & Stratton Corp.....       825,562
    29,950      Crane Co...................     1,299,081
    51,900      First Brands Corp..........     1,398,056
    36,300      Flowserve Corp.............     1,014,131
    20,200      Graco, Inc.................       753,713
    60,609      Mark IV Industries, Inc....     1,325,822
    35,400      Polaris Industries, Inc....     1,081,912
    28,400      Regal Beloit Corp..........       839,575
    26,900      Scotsman Industries,              657,369
                  Inc......................
    37,500      Stewart & Stevenson               956,250
                  Services, Inc............
    34,900      United Dominion Industries        883,406
                  Ltd......................
    39,900      Watts Industries, Inc......     1,129,669
                                             ------------
                                               12,164,546
                                             ------------

                Insurance--7.5%
    23,000      American Bankers Insurance      1,056,563
                  Group, Inc...............
    61,200      Amerin Corp.*..............     1,713,600
    27,300      Blanch (E.W.) Holdings,           940,144
                  Inc......................
     6,500      Capmac Holdings, Inc.......       225,875
    23,200      Enhance Financial Services      1,380,400
                  Group, Inc...............
    78,600      Horace Mann Educators           2,235,187
                  Corp.....................
    41,800      NAC Re Corp................     2,040,362
    18,600      Poe & Brown, Inc...........       830,025
    16,600      Protective Life Corp.......       991,850
    13,400      Vesta Insurance Group,            795,625
                  Inc......................
                                             ------------
                                               12,209,631
                                             ------------
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)

                Leisure And Recreation--0.6%
    40,500      K2, Inc...................  $   921,375
                                            -----------

                Manufacturing--1.2%
    13,200      ACX Technologies, Inc.*...      322,575
    76,800      International Rectifier         907,200
                  Corp.*..................
    23,700      Roper Industries, Inc.....      669,525
                                            -----------
                                              1,899,300
                                            -----------

                Miscellaneous--1.9%
    25,125      Applied Industrial              672,094
                  Technologies, Inc.......
    20,500      Aptargroup, Inc...........    1,137,750
    46,900      Calpine Corp.*............      697,638
    14,500      Standex International           511,125
                  Corp....................
     2,000      VWR Scientific Products          56,500
                  Corp.*..................
                                            -----------
                                              3,075,107
                                            -----------

                Office Equipment--1.4%
    14,900      Hon Industries, Inc.......      879,100
    38,500      Hunt Corp.................      911,969
    10,000      Miller (Herman), Inc......      545,625
                                            -----------
                                              2,336,694
                                            -----------

                Oil & Gas--1.6%
    33,500      Devon Energy Corp.........    1,289,750
    19,300      Helmerich & Payne, Inc....    1,309,987
                                            -----------
                                              2,599,737
                                            -----------

                Oil & Gas - Production/Pipeline--0.4%
    23,900      Barrett Resources               722,975
                  Corp.*..................
                                            -----------

                Oil - Supplies & Construction--0.8%
     7,400      BJ Services Co.*..........      532,338
    12,700      Tidewater, Inc............      700,087
                                            -----------
                                              1,232,425
                                            -----------

                Paper & Paper Products--0.5%
    39,800      Wausau Paper Co...........      800,975
                                            -----------

                Petroleum Services--1.3%
    37,300      McDermott International,      1,366,113
                  Inc.....................
    43,000      Vintage Petroleum, Inc....      817,000
                                            -----------
                                              2,183,113
                                            -----------

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1997
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Pollution Control--0.2%
     9,300      Safety-Kleen Corp..........  $    255,169
                                             ------------

                Printing & Publishing--2.2%
    27,350      American Business Products,       591,444
                  Inc......................
    78,150      Banta Corp.................     2,110,050
    31,400      Lee Enterprises, Inc.......       928,262
                                             ------------
                                                3,629,756
                                             ------------
                Professional Services--1.8%
    22,100      CDI Corp.*.................     1,011,075
    16,500      HSB Group, Inc.............       910,594
    16,000      Interim Services, Inc.*....       414,000
    31,800      Metromail Corp.*...........       568,425
                                             ------------
                                                2,904,094
                                             ------------
                Publishing--0.3%
    23,300      Gibson Greetings, Inc.*....       509,688
                                             ------------
                Railroads & Equipment--0.4%
    31,500      ABC Rail Products Corp.*...       630,000
                                             ------------
                Real Estate--0.5%
    39,700      Catellus Development              794,000
                  Corp.*...................
                                             ------------
                Real Estate Investment Trust--2.2%
    41,500      Arden Realty, Inc..........     1,276,125
    37,300      Glenborough Realty Trust,       1,105,012
                  Inc......................
    28,600      Liberty Property Trust.....       816,888
     9,000      Sun Communities, Inc.......       323,438
                                             ------------
                                                3,521,463
                                             ------------

                Retail Trade--0.3%
     3,000      Eagle Hardware & Garden,           58,125
                  Inc.*....................
    28,000      Global Directmail Corp.*...       484,750
                                             ------------
                                                  542,875
                                             ------------
                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)

                Retail - Apparel--1.5%
    53,000      AnnTaylor Stores Corp.*...  $   708,875
    34,200      Footstar, Inc.*...........      919,125
    11,500      Gymboree Corp.*...........      314,813
    18,700      Wet Seal, Inc.*...........      551,650
                                            -----------
                                              2,494,463
                                            -----------

                Retail - Food & Drugs--1.1%
    51,412      Arbor Drugs, Inc..........      951,122
    52,300      Ruddick Corp..............      911,981
                                            -----------
                                              1,863,103
                                            -----------

                Retailing--2.5%
    27,300      Carson Pirie Scott &          1,368,413
                  Co.*....................
    27,300      Lands End, Inc............      957,206
    59,400      Proffitt's, Inc.*.........    1,689,187
                                            -----------
                                              4,014,806
                                            -----------

                Savings And Loan--0.7%
    18,500      Webster Financial Corp....    1,230,250
                                            -----------

                Steel--0.3%
    16,200      Reliance Steel & Aluminum       481,950
                  Co......................
                                            -----------

                Telecommunication--0.1%
    19,400      Corecomm, Inc.*...........      196,425
                                            -----------

                Tobacco--0.2%
    19,200      Swisher International           326,400
                  Group, Inc.*............
                                            -----------

                Toys & Amusements--0.5%
    28,600      Russ Berrie & Co., Inc....      750,750
                                            -----------

                Trucking & Freight Forwarding--3.0%
    28,000      Circle International            642,250
                  Group, Inc..............
    23,000      CNF Transportation,             882,625
                  Inc.....................
    39,700      The Pittston Brink's          1,597,925
                  Group...................
    37,600      Pittston Burlington Group       987,000
                  Co......................
    48,700      Rollins Truck Leasing           870,512
                  Corp....................
                                            -----------
                                              4,980,312
                                            -----------

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

                                               VALUE
 SHARES                DESCRIPTION           (NOTE 1)
                Trucking & Shipping--0.6%
    48,000      Werner Enterprises, Inc....  $    984,000
                                             ------------
                Total common stocks
                  (cost $114,855,513)......   154,711,391
                                             ------------
                SHORT-TERM INVESTMENTS--5.9%
Principal
  Amount
  (000)         U.S. Government Securities--4.2%
----------
                United States Treasury
                  Bills
$      151      4.97%, 3/5/98..............       149,687
        43      5.00%, 3/5/98..............        42,624
       450      5.02%, 3/5/98..............       446,047
       439      5.025%, 3/5/98.............       435,139
        75      5.03%, 3/5/98..............        74,340
       295      5.04%, 3/5/98..............       292,398
       352      5.05%, 3/5/98..............       348,889
        57      5.06%, 3/5/98..............        56,495
       298      5.07%, 3/5/98..............       295,356
        33      5.09%, 3/5/98..............        32,706
        35      5.095%, 3/5/98.............        34,688
        25      5.11%, 3/5/98..............        24,776
        10      5.125%, 3/5/98.............         9,910
        40      5.135%, 3/5/98.............        39,641
        56      5.20%, 3/5/98..............        55,490
     1,816      5.12%, 5/14/98.............     1,781,649
       775      5.13%, 5/14/98.............       760,312
       962      5.15%, 5/14/98.............       943,697
         6      5.16%, 5/14/98.............         5,886
       120      5.17%, 5/14/98.............       117,708
       187      5.185%, 5/14/98............       183,418
       159      5.20%, 5/14/98.............       155,945
        45      5.23%, 5/14/98.............        44,130
        85      5.235%, 5/14/98............        83,356
        50      5.28%, 5/14/98.............        49,025
       190      5.30%, 5/14/98.............       186,306
       190      5.34462%, 5/14/98..........       186,385
                                             ------------
                Total U.S. Government           6,836,003
                  Securities
                  (cost $6,836,003)........
                                             ------------

[CAPTION]
 PRINCIPAL
  AMOUNT                                        VALUE
  (000)                 DESCRIPTION            (NOTE 1)
[C]             [S]                          [C]
                Other--1.7%
$    2,778      Seven Seas Money Market
                  Fund
                  5.42%, 1/2/98
                (cost $2,777,685)..........  $  2,777,685
                                             ------------
                Total short-term
                  investments
                  (cost $9,613,688)........     9,613,688
                                             ------------
                Total Investments--100.6%
                (cost $124,469,201; Note      164,325,079
                  4).......................
                Liabilities in excess of
                  other
                  assets--(0.6%)...........      (910,910)
                                             ------------
                Net Assets--100%...........  $163,414,169
                                             ------------
                                             ------------
[/TABLE]
---------------
* Non-income producing security.
------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               Portfolio of Investments
               December 31, 1997
                                                US$
                                               VALUE
  SHARES               DESCRIPTION           (NOTE 1)
                LONG-TERM INVESTMENTS--95.5%

                Common Stocks--94.6%
                Australia--1.2%
   444,000      Westpac Banking Corp.......  $  2,840,524
                                             ------------

                Denmark--1.2%
    37,800      Unidanmark A.S.............     2,774,909
                                             ------------

                Finland--0.9%
   222,600      Merita Bank, Ltd...........     1,216,940
    50,280      UPM Kymmene Oy*............     1,005,425
                                             ------------
                                                2,222,365
                                             ------------

                France--12.8%
    27,830      Alcatel Alsthom Generale        3,537,418
                  d'Electricite............
    53,970      Axa-UAP....................     4,176,095
    61,060      Banque Nationale de             3,245,509
                  Paris....................
    18,420      Cie De St. Gobain..........     2,616,781
    37,220      Eaux Cie Generale..........     5,194,783
    15,180      Havas......................     1,092,123
   115,277      Rhone Poulenc S.A..........     5,163,858
    45,600      Societe Nationale Elf           5,303,647
                  Aquitaine................
                                             ------------
                                               30,330,214
                                             ------------

                Germany--11.0%
    52,200      Daimler-Benz A.G...........     3,661,936
    36,050      Deutsche Bank A.G..........     2,545,012
    61,750      Dresdner Bank A.G..........     2,849,023
   108,800      Hoechst A.G................     3,810,223
     5,730      Mannesmann A.G. (ADR)......     2,896,800
    89,400      Metallgesellschaft A.G.....     1,634,987
    60,780      Metro A.G..................     2,179,221
     9,360      Thyssen A.G................     2,003,169
     8,620      Viag A.G...................     4,643,142
                                             ------------
                                               26,223,513
                                             ------------
                                                US$
                                               VALUE
  SHARES               DESCRIPTION           (NOTE 1)

                Hong Kong--2.3%
   109,335      HSBC Holdings PLC.........  $ 2,694,927
   233,500      Swire-Pacific, Ltd. 'A'...    1,280,649
   680,000      Wharf Holdings, Ltd.......    1,491,805
                                            -----------
                                              5,467,381
                                            -----------

                Italy--4.7%
   609,600      Credito Italiano..........    1,879,801
   634,000      Eni Spa...................    3,594,698
   467,680      Fiat Spa..................    1,360,211
 1,010,100      Telecom Italia Spa........    4,453,804
                                            -----------
                                             11,288,514
                                            -----------

                Japan--20.3%
   115,000      Honda Motor Co., Ltd......    4,218,810
    51,000      Ito Yokado Co., Ltd.......    2,597,457
       421      Japan Tobacco, Inc........    2,985,724
   294,000      Matsushita Electric           4,300,681
                  Industrial Co., Ltd.....
   525,000      Mitsubishi Heavy Inds.,       2,187,332
                  Ltd.....................
   141,000      Mitsui Marine & Fire            719,200
                  Insurance Co., Ltd......
    35,900      Nintendo Co., Ltd.........    3,519,338
       552      Nippon Telegraph &            4,734,931
                  Telephone Corp..........
    98,000      Omron Corp................    1,531,133
    58,600      Orix Corp.................    4,084,093
    41,240      Promise Co., Ltd..........    2,286,724
   417,000      Ricoh Corp., Ltd..........    5,173,776
   326,000      Sekisui Chemical Corp.,       1,655,342
                  Ltd.....................
    60,500      Sony Corp.................    5,374,895
   537,000      Sumitomo Trust & Banking      2,788,435
                  Co., Ltd................
                                            -----------
                                             48,157,871
                                            -----------

                Korea--0.0%
         1      Samsung Electronics Co.,              7
                  Ltd. (GDR)..............
                                            -----------

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

                                                US$
                                               VALUE
  SHARES               DESCRIPTION           (NOTE 1)
                Malaysia--0.2%
   182,000      Genting Berhad.............  $    456,228
                                             ------------

                Netherlands--3.1%
    12,400      Heineken N.V...............     2,158,755
    45,450      Philips Electronics N.V....     2,725,678
    44,800      Royal Dutch Petroleum           2,427,600
                  Co.......................
                                             ------------
                                                7,312,033
                                             ------------
                Spain--1.6%
   135,800      Telefonica de Espana            3,877,453
                  S.A......................
                                             ------------
                Sweden--3.7%
   131,733      Astra AB, Series B.........     2,214,934
    31,200      Electrolux AB, Series B....     2,165,166
   205,900      Nordbanken Holding AB......     1,164,361
    95,700      Svenska Handelsbanken,          3,308,562
                  Series A.................
                                             ------------
                                                8,853,023
                                             ------------

                Switzerland--9.2%
    25,210      Credit Suisse Group........     3,899,165
     2,630      Holderbank Financiere           2,145,470
                  Glarus A.G...............
     1,895      Nestle S.A.................     2,838,869
     2,771      Novartis A.G.*.............     4,494,436
     1,730      SMH AG Swiss Corp..........       954,271
     1,536      Societe Generale                2,943,334
                  Surveillance
                  Holding S.A..............
     9,520      Zurich                          4,534,574
                 Versicherungesellschaft...
                                             ------------
                                               21,810,119
                                             ------------

                United Kingdom--22.4%
   406,000      B.A.T Industries PLC.......     3,702,379
   248,557      British Aerospace PLC......     7,083,222
   194,600      British Petroleum Co.           2,574,272
                  PLC......................
   777,900      BTR PLC....................     2,350,970
   385,606      Cadbury Schweppes PLC......     3,891,857
   436,111      Diageo PLC.................     3,989,860
   206,740      EMI Group PLC..............     1,725,018
   334,600      General Electric Co. PLC...     2,168,095
   185,500      Granada Group PLC..........     2,833,559
 1,036,900      Lucas Varity PLC...........     3,661,683
                                                US$
                                               VALUE
  SHARES               DESCRIPTION           (NOTE 1)

   448,000      Mirror Group Newspapers     $ 1,434,888
                  PLC.....................
   437,400      National Power PLC........    4,310,577
   270,600      National Westminster Bank     4,497,940
                  PLC.....................
   232,400      Prudential Corp. PLC......    2,830,011
   367,350      Rank Group PLC............    2,045,432
   490,400      Unilever PLC..............    4,218,309
                                            -----------
                                             53,318,072
                                            -----------
                Total common stocks         224,932,226
                  (cost $188,185,362).....
                                            -----------

                Preferred Stocks--0.9%

                Italy--0.9%
 1,470,440      Fiat Spa                      2,244,312
                  (cost $3,477,102).......  -----------
                Total long-term             227,176,538
                  investments
                  (cost $191,662,464).....
                                            -----------

                SHORT-TERM INVESTMENTS--4.2%
Principal
  Amount
  (000)         U.S. Government Securities--4.2%
----------
                United States Treasury
                  Bills
$   10,255      4.98%, 5/14/98               10,059,273
                  (cost $10,057,928)......
                                            -----------
                Total Investments--99.7%
                (cost $201,720,392; Note    237,235,811
                  4)......................
                Other assets in excess of       615,087
                  liabilities--0.3%.......
                                            -----------
                Net Assets--100%..........  $237,850,898
                                            -----------
                                            -----------

------------------
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
* Non-income producing securities.
------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               Portfolio of Investments
               December 31, 1997

The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of December 31, 1997 was as follows:

Banking........................................   15.9%
Telecommunications.............................    5.5
Insurance......................................    5.2
Automobiles....................................    4.8
Conglomerate...................................    4.4
Food & Beverage................................    4.3
U.S Government Securities......................    4.2
Utilities......................................    4.0
Energy.........................................    3.7
Electrical Equipment...........................    3.6
Consumer Durable Goods.........................    3.2
Retail.........................................    3.1
Aerospace/Defense..............................    3.0
Chemicals......................................    2.9
Pharmaceuticals................................    2.8
Tobacco........................................    2.8
Diversified Industries.........................    2.7
Manufacturing..................................    2.6
Office Equipment & Supplies....................    2.2
Intergrated Oil................................    2.1
Leasing........................................    1.7
Steel..........................................    1.6
Automotive Parts...............................    1.5
Oil & Gas Services.............................    1.5
Software.......................................    1.5
Business & Public Services.....................    1.2
Industrials....................................    1.2
Consumer Goods.................................    1.2
Electronics....................................    1.1
Financial Services.............................    1.0
Recreation.....................................    0.9
Miscellaneous..................................    2.3
                                                 -----
                                                  99.7
Other assets in excess of liabilities..........    0.3
                                                 -----
                                                 100.0%
                                                 -----
                                                 -----
------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               International Bond Portfolio
               Portfolio of Investments
               December 31, 1997
 PRINCIPAL                                      US$
  AMOUNT                                       VALUE
   (000)                DESCRIPTION           (NOTE 1)
                 LONG-TERM INVESTMENTS--96.0%

                 Australia--2.8%
                 Queensland Treasury Corp.,
A$    1,250      8.00%, 8/14/01............  $  872,937
                                             ----------

                 Canada--9.5%
                 Canadian Gov't. Bonds,
C$    1,300      7.50%, 12/1/03............   1,000,665
      1,000      8.75%, 12/1/05............     839,648
                 Deutsche Fin(Neth),
      1,500      7.00%, 1/7/04.............   1,105,280
                                             ----------
                                              2,945,593
                                             ----------

                 Denmark--3.1%
                 Danish Gov't. Bonds,
DKr   2,500      8.00%, 11/15/01...........     403,063
      3,500      7.00%, 12/15/04...........     557,240
                                             ----------
                                                960,303
                                             ----------

                 Germany--29.7%
                 Abbey National Treasury,
 DM   2,500      5.625%, 9/30/02...........   1,416,799
                 Austrian Gov't. Bonds,
      2,500      7.25%, 5/3/07.............   1,568,971
                 Deutsche Pfandbriefe
                   Hypobk,
      2,500      5.625%, 2/7/03............   1,406,376
                 DSL Finance NV,
      2,000      5.75%, 3/19/09............   1,083,965
                 Finland Gov't. Bonds,
      2,500      5.50%, 2/9/01.............   1,443,898
                 German Gov't. Bonds,
      4,000      6.00%, 1/5/06.............   2,322,466
                                             ----------
                                              9,242,475
                                             ----------

                 Italy--8.0%
                 Italian Gov't. Bonds,
L   500,000      10.50%, 7/15/00...........     318,683
  3,000,000      12.00%, 1/1/03............   2,185,981
                                             ----------
                                              2,504,664
                                             ----------
 PRINCIPAL                                      US$
  AMOUNT                                       VALUE
   (000)                DESCRIPTION           (NOTE 1)

                 Japan--14.4%
                 Asian Dev. Bank,
 Yt  100,000     3.125%, 6/29/05...........  $  835,184
                 Federal National Mortgage
                   Assn.,
    140,000      2.00%, 12/20/99...........   1,099,563
                 Japan Dev. Bank,
    130,000      5.00%, 10/1/99............   1,070,307
                 Japanese Gov't. Bonds,
     50,700      2.50%, 6/20/07............     408,567
                 Kingdom of Belgium,
    130,000      5.00%, 12/17/99...........   1,079,268
                                             ----------
                                              4,492,889
                                             ----------

                 Netherlands--7.3%
                 Dutch Gov't. Bonds,
 NLG  2,000      9.00%, 5/15/00............   1,085,493
      2,000      7.50%, 1/15/23............   1,195,473
                                             ----------
                                              2,280,966
                                             ----------

                 New Zealand--6.0%
                 New Zealand Gov't. Bonds,
NZ$     700      6.50%, 2/15/00............     397,716
      1,600      10.00%, 3/15/02...........   1,016,834
        750      8.00%, 11/15/06...........     461,835
                                             ----------
                                              1,876,385
                                             ----------

                 Spain--3.9%
                 Spanish Gov't. Bonds,
Pts 160,000      5.00%, 1/31/01............   1,056,515
     25,000      5.25%, 1/31/03............     164,916
                                             ----------
                                              1,221,431
                                             ----------

                 Sweden--3.0%
                 Toyota Motor Credit,
SEK   7,000      7.50%, 8/6/01.............     926,806
                                             ----------

                 United Kingdom--8.3%
                 European Investment Bank,
                   Bonds,
9       200      8.00%, 6/10/03............     344,596
                 Treasury Corp. Victoria,
        800      8.75%, 7/9/03.............   1,423,062

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               International Bond Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 1997
 PRINCIPAL                                      US$
  AMOUNT                                       VALUE
   (000)                DESCRIPTION           (NOTE 1)
                 United Kingdom--(cont'd.)
                 United Kingdom Treasury
                   Bonds,
9       500      7.00%, 11/6/01............  $  831,259
                                             ----------
                                              2,598,917
                                             ----------
                 Total long-term
                   investments
                   (cost $30,489,530)......  29,923,366
                                             ----------

                 SHORT-TERM INVESTMENTS--0.5%

                 Repurchase Agreements--0.5%
US$     160      State Street Bank & Trust      160,000
                   Co., 2.00%, due 1/2/98
                   in the amount of
                   $160,018 (cost $160,000;
                   value of collateral
                   including accrued
                   interest is $164,550)...
                                             ----------

                 Total Investments--96.5%
                 (cost $30,649,530; Note     30,083,366
                   4)......................
                 Other assets in excess of
                   liabilities--3.5%.......   1,105,229
                                             ----------
                 Net Assets--100%..........  $31,188,595
                                             ----------
                                             ----------

------------------
Portfolio securities are classified according to the
securities currency
denomination.
------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               Total Return Bond Portfolio
               Portfolio of Investments
               December 31, 1997
 MOODY'S   PRINCIPAL
  RATING    AMOUNT                                VALUE
(UNAUDITED)   (000)         DESCRIPTION          (NOTE 1)
                       LONG-TERM
                         INVESTMENTS--89.1%

                       Corporate Bonds--14.9%

                       Airlines--2.6%
                       United Airlines, Inc.,
Baa1       $  1,000    10.85%, 2/19/15.......  $  1,331,980
                                               ------------

                       Banking--1.0%
                       Kansallis Osake Pankki, (Finland),
A3              500    8.651%, 12/29/49......       511,630
                                               ------------

                       Energy--2.2%
                       California Energy Co.,
                         Inc.,
Ba1           1,000    9.875%, 6/30/03.......     1,084,570
                                               ------------

                       Financial Services--2.1%
                       Heller Financial,
                         Inc.,
A2              800    6.25%, 1/15/99........       799,395
                       PaineWebber Group,
                         Inc.,
Baa1            250    6.75%, 2/1/06.........       249,315
                                               ------------
                                                  1,048,710
                                               ------------

                       Industrials--2.0%
                       TCI Communications,
                         Inc.,
Ba1           1,000    7.25%, 6/15/99........     1,011,470
                                               ------------

                       Tobacco--2.0%
                       RJR Nabisco, Inc.,
Baa3          1,000    8.00%, 7/15/01........     1,032,990
                                               ------------
                       Utilities--3.0%
                       El Paso Electric Co.,
Ba3             500    7.25%, 2/1/99.........       502,345
                       Niagara Mohawk Power
                         Corp.,
Ba3           1,000    6.875%, 3/1/01........     1,007,100
                                               ------------
                                                  1,509,445
                                               ------------
                       Total corporate bonds
                         (cost $7,402,446)...     7,530,795
                                               ------------
 MOODY'S   PRINCIPAL
  RATING    AMOUNT                                VALUE
(UNAUDITED)   (000)         DESCRIPTION          (NOTE 1)

                       U.S. Government Agency Mortgage
                         Backed Securities--52.0%
                       Federal Home Loan
                         Mortgage Corp.,
                       6.50%, 9/15/18 -
            $ 4,720      5/15/21.............  $  3,190,005
              3,500    7.00%, 1/1/99.........     3,530,625
              1,048    7.945%, 1/1/24........     1,095,049
                 23    9.25%, 1/1/10.........        24,115
                       Federal National Mortgage Assn.,
              1,145    6.671%, 3/1/26........     1,165,760
              1,986    7.178%, 1/1/20........     2,044,541
                 11    8.50%, 4/1/99.........        11,467
                       Government National
                         Mortgage Assn.,
                       6.50%, 2/20/26 -
              4,181      7/20/27.............     4,272,953
                       7.00%, 2/20/17 -
              3,793      9/20/25.............     3,888,297
                525    7.375%, 6/20/23.......       541,159
              5,825    7.50%, 12/15/99.......     5,966,955
                       Resolution Trust
                         Corp.,
                180    6.95%, 6/25/23........       180,376
                115    8.35%, 6/25/29........       116,439
                198    9.25%, 6/25/23........       199,506
                                               ------------
                       Total U.S. Gov't.
                         agency
                         mortgage backed
                         securities
                         (cost
                         $25,946,150)........    26,227,247
                                               ------------

                       Foreign Securities--6.6%
                       Petroleas Mexicano (Mexico),
Ba2           1,000DD  6.71875%, 3/8/99......       990,000
                       Bundesrepublik Deut
                         (Germany)
Aaa         DM3,900    6.50%, 7/4/27.........     2,338,807
                                               ------------
                       Total foreign
                         securities
                         (cost $3,271,742)...     3,328,807
                                               ------------

                       Collateralized Mortgage
                         Obligations--3.1%
                       American Housing Trust
                         1,
                         Senior Mortgage Pass
                         Through Certificate,
                         Series 1-5 Class A,
Aaa         $    20    8.625%, 8/25/18.......        20,483

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 1997
 MOODY'S   PRINCIPAL
  RATING    AMOUNT                                VALUE
(UNAUDITED)   (000)         DESCRIPTION          (NOTE 1)
                       Collateralized Mortgage
                         Obligations (cont'd.)
                       Champion Home Loan Equity,
                         Series 1995, Class A2-3,
Aaa        $  1,009 DD 8.57%, 2/25/28........  $  1,027,549
                       Countrywide
                         Collateralized
                         Mortgage Obligation,
Aa1             274 DD 8.16%, 11/25/24.......       280,750
                       PaineWebber Mortgage
                         Acceptance Corp.,
Aaa             138    7.00%, 10/25/23.......       138,471
                       Sears Savings Bank,
                         Series 1992A Class A
Aaa              67 DD 8.66%, 5/25/32........        67,266
                                               ------------
                       Total collateralized
                         mortgage
                         obligations
                         (cost $1,536,886)...     1,534,519
                                               ------------
                       U.S. Government Securities--12.5%
                       United States Treasury
                         Notes,
                706    3.625%, 7/15/02.......       702,727
                       United States Treasury
                         Bonds,
                200    6.00%, 2/15/26........       199,750
              3,700    6.50%, 11/15/26.......     3,949,750
              1,300    6.75%, 8/15/26........     1,431,222
                                               ------------
                       Total U.S. Government
                         Securities
                         (cost $5,859,520)...     6,283,449
                                               ------------
                       Total long-term
                         investments
                         (cost
                         $44,016,744)........    44,904,817
                                               ------------

                       SHORT-TERM
                         INVESTMENTS--34.1%

                       Corporate Bonds--30.4%

                       Banking--2.0%
                       Advanta National Bank,
Baa3          1,000    5.98%, 2/10/98........       999,060
                                               ------------

                       Communications--2.7%
                       BellSouth
                         Telecommunications,
                         Inc.,
P1            1,400    5.73%, 2/20/98........     1,388,858
                                               ------------
 MOODY'S   PRINCIPAL
  RATING    AMOUNT                                VALUE
(UNAUDITED)   (000)         DESCRIPTION          (NOTE 1)

                       Financial Services--14.2%
                       Du Pont (E.I.) De Nemours & Co.,
P1          $   400    5.74%, 2/13/98........  $    397,258
P1              200    5.83%, 1/28/98........       199,125
                       Ford Motor Credit
                         Corp.,
P1            2,000    5.54%, 1/7/98.........     1,998,153
                       General Electric
                         Capital Corp.,
P1              600    5.63%, 1/23/98........       597,936
                       General Motors
                         Acceptance Corp.,
P1              300    5.79%, 1/21/98........       299,035
                       IBM Credit Corp.,
P1            1,600    5.60%, 1/15/98........     1,596,516
                       KFW International Finance, Inc.,
P1              400    5.73%, 2/2/98.........       397,963
                       New Center Asset
                         Trust,
P1            1,700    5.72%, 1/23/98........     1,694,057
                                               ------------
                                                  7,180,043
                                               ------------

                       Miscellaneous--0.9%
                       PDV America, Inc.,
Baa3            450    7.25%, 8/1/98.........       452,241
                                               ------------

                       Telecommunication Services--4.0%
                       AT&T Corp.,
Baa3          2,000    5.955%, 1/23/98.......     2,000,080
                                               ------------
                       Total corporate bonds
                         (cost
                         $12,023,006)........    12,020,282
                                               ------------

                       Foreign Securities--9.0%
                       Banco Latinoamericano De Expor,
Baa2            300    5.90%, 3/31/98........       299,550
Baa2          3,000    5.95%, 2/27/98........     2,997,300
                       Caisse D
                         Amortissement,
P1              500    5.75%, 1/5/98.........       499,680
                       Canadian Government
                         Treasury Bills,
P1              300    5.69%, 2/9/98.........       298,151
P1              500    5.77%, 1/8/98.........       499,439
                                               ------------
                       Total foreign
                         securities
                         (cost $4,594,120)...     4,594,120
                                               ------------

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

             PRINCIPAL
              AMOUNT                               VALUE
               (000)          DESCRIPTION         (NOTE 1)
                       U.S. Government Securities--0.4%
                       United States Treasury
                         Bills,
           $    120 D  5.02%, 2/5/98.........  $    119,415
                 35 D  5.085%, 2/5/98........        34,827
                 15 D  5.13%, 2/5/98.........        14,925
                 30 D  5.19%, 3/12/98........        29,697
                                               ------------
                                                    198,864
                                               ------------
                       Total U.S. Government
                         Securities
                         (cost $198,864).....       198,864
                                               ------------

                       Repurchase Agreement--0.8%
                393    State Street Bank & Trust Co.,
                       2.00%, due 1/2/98 in
                         the amount of
                         $393,044 (cost
                         $393,000; value of
                         collateral including
                         accrued interest is
                         $400,941)...........       393,000
                                               ------------
                       Total short-term
                         investments
                         (cost
                         $17,208,990)........    17,206,266
                                               ------------

                       Total Investments--123.2%
                       (cost $61,225,734;
                         Note 4).............    62,111,083
                       Liabilities in excess
                         of other
                         assets--(23.2%).....   (11,700,301)
                                               ------------
                       Net Assets--100%......  $ 50,410,782
                                               ------------
                                               ------------

---------------
          D Pledged as initial margin on financial futures
            contracts.
         DD Rate shown reflects current rate on variable
rate
            instrument.
------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1997
  MOODY'S    PRINCIPAL
   RATING     AMOUNT                               VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)
                         LONG-TERM
                           INVESTMENTS--68.3%

                         Corporate Bonds--16.1%

                         Airlines--2.1%
                         United Airlines,
                           Inc.,
Baa1        $  1,500     10.85%, 2/19/15...... $  1,997,970
                                               ------------

                         Financial Services--1.6%
                         Heller Financial,
                           Inc.,
A2             1,500     6.25%, 1/15/99.......    1,498,866
                                               ------------

                         Industrials--2.7%
                         TCI Communications,
                           Inc.,
Ba1            2,500     6.82%, 9/15/10.......    2,508,175
                                               ------------

                         Tobacco--2.0%
                         RJR Nabisco, Inc.,
Baa3           1,250     8.00%, 7/15/01.......    1,291,237
Baa3             600     8.625%, 12/1/02......      638,754
                                               ------------
                                                  1,929,991
                                               ------------

                         Utilities--7.7%
                         California Energy
                           Co., Inc.,
Ba2            2,000     9.875%, 6/30/03......    2,169,140
                         Long Island Lighting
                           Co.,
Ba3            1,535     7.30%, 7/15/99.......    1,555,339
                         Niagara Mohawk Power
                           Corp.,
Ba3            2,000     6.875%, 3/1/01.......    2,014,200
                         Texas-New Mexico
                           Power Company,
Ba3            1,500     12.50%, 1/15/99......    1,584,270
                                               ------------
                                                  7,322,949
                                               ------------
                         Total corporate bonds
                           (cost
                           $15,034,794).......   15,257,951
                                               ------------
  MOODY'S    PRINCIPAL
   RATING     AMOUNT                               VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)

                         U.S. Government Agency Mortgage
                           Backed Securities--34.8%
                         Federal Home Loan
                           Mortgage Corp.,
              $   154    6.00%, 4/1/24........  $    149,156
                         6.50%, 9/15/18-
                2,849      12/15/21 I/O.......       372,643
                8,300    7.00%, 1/1/99........     8,372,625
                  115    9.25%, 1/1/10........       121,780
                         Federal National
                           Mortgage Assn.,
                  188    6.19%, 12/1/30.......       188,287
                2,289    6.671%, 3/1/26.......     2,331,520
                1,060DD  6.75%, 8/1/24........     1,078,761
                1,641DD  7.765%, 8/1/25.......     1,715,658
                   25    8.50%, 7/1/99........        24,844
                   36    8.50%, 4/1/99........        35,984
                         Government National
                           Mortgage Assn.,
                2,176DD  6.50%, 2/20/26.......     2,229,626
                1,262DD  6.875%, 10/20/24.....     1,298,570
                1,290DD  7.00%, 1/20/24.......     1,327,086
                         7.375%, 5/20/23 -
                2,771DD    6/20/23............     2,851,697
                9,475    7.50%, 12/15/99......     9,705,906
                         Resolution Trust
                           Corp.,
Aa2               284DD  6.95%, 6/25/23.......       285,000
AAAPoundPound      577   8.35%, 6/25/29.......       582,196
Baa2              395    9.25%, 6/25/23.......       399,016
                                                ------------
                         Total U.S. Government
                           agency mortgage
                           backed securities
                           (cost
                           $32,732,499).......    33,070,355
                                                ------------

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

  MOODY'S    PRINCIPAL
   RATING     AMOUNT                               VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)
                         Collateralized Mortgage
                           Obligations--11.0%
                         Champion Home Loan
                           Equity, Series
                           1995,
                           Class A2-3,
AAAPoundPound $  1,513   8.57%, 2/25/28....... $  1,541,322
                         Countrywide
                           Collateralized
                           Mortgage
                           Obligation,
Aaa              628     6.75%, 2/25/24.......      626,679
Aa1              274     8.16%, 11/25/24......      280,750
                         Federal National
                           Mortgage
                           Association
                           Guaranteed
                           Certificate, Remic
                           Trust 1997-1, Class
                           A,
               2,508     6.50%, 2/18/04.......    2,527,463
                         Government National
                           Mortgage Assn.,
                           Remic Trust 1995-2,
                           Class Kq,
               3,000     8.50%, 3/20/25.......    3,320,610
                         PaineWebber Mortgage
                           Acceptance Corp.,
Aaa              277     7.00%, 10/25/23......      276,942
                         Residential Asset
                           Securities Corp.,
                           Series 1996 Ks4,
                           Class A2,
Aaa            1,730     5.9875%, 10/25/27....    1,732,410
                         Sears Savings Bank,
                           Series 1992-A,
                           Class A,
Aaa              192     8.66%, 5/25/32.......      193,912
                                               ------------
                         Total collateralized
                           mortgage
                           obligations
                           (cost
                           $10,331,416).......   10,500,088
                                               ------------

                         U.S. Government Securities--1.5%
                         United States Treasury Notes,
               1,413     3.625%, 7/15/02
                         (cost $1,405,994)....    1,405,453
                                               ------------
  MOODY'S    PRINCIPAL
   RATING     AMOUNT                               VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)

                         Foreign Government Obligation--4.9%
                         Deutschland Republic,
                           Series 1997,
Aaa          DM 7,800    6.50%, 7/4/27
                         (cost $4,649,094)....  $  4,677,615
                                                ------------
                         Total long-term
                           investments
                           (cost
                           $64,153,797).......    64,911,462
                                                ------------

                         SHORT-TERM
                           INVESTMENTS--49.3%

                         Collateralized Mortgage
                           Obligation--4.7%
                         New Center Asset
                           Trust,
P1            US$4,500   5.71%, 1/20/98
                         (cost $4,486,439)....     4,485,774
                                                ------------

                         Corporate Bonds--18.9%
                         A T & T Capital
                           Corp.,
Baa3            4,000    6.38%, 8/28/98.......     4,010,400
Baa3            4,000    5.955%, 1/23/98......     4,000,160
                         Advanta National
                           Bank,
Baa3            4,000    5.98%, 2/10/98.......     3,996,240
                         Paine Webber Group,
                           Inc.,
Baa1            2,000    6.07%, 3/6/98........     2,000,600
                         PDV America, Inc.,
Baa3            1,950    7.25%, 8/1/98........     1,959,711
                         Salomon, Inc.,
A2              2,000    6.47%, 3/19/98.......     2,001,860
                                                ------------
                         Total corporate bonds
                           (cost
                           $17,954,678).......    17,968,971
                                                ------------

                         Corporate Notes--22.2%
                         BellSouth
                           Telecommunications,
                           Inc.,
P1                500    5.78%, 1/29/98.......       497,752
                         Caisse
                           D'Amortissement,
P1                600    5.72%, 2/5/98........       596,663
P1              1,800    5.75%, 1/5/98........     1,798,850
                         Canadian Wheat Board,
P1              1,800    5.77%, 1/13/98.......     1,796,538

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1997
  MOODY'S    PRINCIPAL
   RATING     AMOUNT                               VALUE
(UNAUDITED)    (000)          DESCRIPTION         (NOTE 1)
                         Corporate Notes--(cont'd.)
                         Du Pont (E. I.) De
                           Nemours & Co.,
P1          $    600     5.74%, 2/13/98....... $    595,886
                         First USA Bank,
Aa2            5,000     6.16%, 3/31/98.......    5,000,700
                         Ford Motor Credit
                           Corp.,
P1             4,000     5.54%, 1/7/98........    3,996,085
                         General Electric
                           Capital Corp.,
P1             2,100     5.55%, 1/21/98.......    2,093,094
P1             1,200     5.89%, 1/22/98.......    1,195,877
                         International
                           Business
                           Machines Corp.,
P1               200     5.82%, 1/16/98.......      199,515
                         KFW International
                           Finance Inc.,
P1             3,300     5.60%, 1/9/98........    3,295,893
                                               ------------
                         Total corporate notes
                           (cost
                           $21,066,348).......   21,066,853
                                               ------------

                         Foreign Government
                           Obligation--2.2%
                         Canadian Government
                           Treasury Bills,
A1             2,100     5.72%, 1/30/98
                         (cost $2,090,324)....    2,090,324
                                               ------------

                         U.S. Government Securities--0.3%
                         United States
                           Treasury Bills,
                  70 D   5.02%, 2/5/98........       69,642
                  55 D   5.085%, 2/5/98.......       54,718
                  25 D   5.13%, 2/5/98........       24,872
                  10 D   5.16%, 2/5/98........        9,949
                  20 D   5.175%, 4/16/98......       19,697
                 140 D   5.19%, 3/12/98.......      138,606
                                               ------------
                         Total U.S. Government
                           securities
                           (cost $317,497)....      317,484
                                               ------------
             PRINCIPAL
              AMOUNT                               VALUE
               (000)          DESCRIPTION         (NOTE 1)
                       Repurchase Agreement--1.0%
                       State Street Bank &
                         Trust Co.,
                                               $    925,000
           $    925    2.00%, due 1/2/98 in
                         the amount of
                         $925,103 (cost
                         $925,000; value of
                         collateral including
                         accrued interest is
                         $974,186)...........
                                               ------------
                       Total short-term
                         investments
                         (cost
                         $46,840,286)........    46,854,406
                                               ------------

                       Total Investments--117.6%
                       (cost $110,994,083;
                         Note 4).............   111,765,868
                       Liabilities in excess
                         of other
                         assets--(17.6%).....   (16,695,090)
                                               ------------
                       Net Assets--100%......  $ 95,070,778
                                               ------------
                                               ------------

---------------
I/O--Interest Only Security.

 PoundPound Standard & Poor's Rating.
          D Pledged as initial margin on futures contracts. DD Rate shown reflects current rate on variable rate
            instrument.
------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               Mortgage Backed Securities
               Portfolio
               Portfolio of Investments
               December 31, 1997
 PRINCIPAL
  AMOUNT                                       VALUE
  (000)                 DESCRIPTION           (NOTE 1)
                 LONG-TERM INVESTMENTS--97.8%

                 Collateralized Mortgage
                   Obligations--30.5%
                 Federal Home Loan Mortgage
                   Corp.,
$       850      4.25%, 12/15/21, PAC......  $  728,339
        374      5.25%, 12/15/22, PAC......     358,151
        221      5.50%, 8/15/21, PAC.......     206,841
        350      5.80%, 8/15/19, PAC.......     338,734
        100      5.95%, 6/15/19, PAC.......      99,218
        160      6.00%, 5/15/22............     158,499
      3,011      6.00%, 5/15/08 - 5/15/23,    2,930,630
                   PAC.....................
        500      6.50%, 8/15/06, PAC.......     502,655
        110      7.00%, 3/15/23, PAC.......     114,606
      6,618      7.50%, 6/15/22, PAC I/O...     850,971
        500      8.00%, 12/15/06, PAC......     541,715
      1,421      8.00%, 8/15/04 -             1,496,015
                   7/15/21.................
        188      9.00%, 10/15/20...........     199,935
         34      10.00%, 6/15/19, PAC......      34,488
                 Federal National Mortgage
                   Assn.,
      1,216      5.00%, 3/25/21............   1,114,168
      1,532      5.941%, 1/25/09...........   1,522,967
        350      6.00%, 4/25/08, PAC.......     345,849
        573      6.00%, 10/25/21 -              539,336
                   10/25/22................
        800      6.25%, 1/25/09, PAC.......     792,000
      2,595      6.50%, 2/25/06 - 12/25/23,   2,573,982
                   PAC.....................
        361      6.50%, 12/25/19 -              351,472
                   4/25/22.................
      3,769      7.00%, 9/25/19, PAC I/O...     353,624
        954      7.385%, 3/25/21...........     988,065
        380      7.50%, 5/25/07............     402,884
        300      8.00%, 8/25/06, PAC.......     310,311
        189      8.00%, 12/25/21...........     207,631
        600      8.50%, 7/25/18 - 2/25/20,      636,351
                   PAC.....................
        582      8.50%, 6/25/21............     612,746
                 First Boston Mortgage
                   Securities,
      1,098      Zero Coupon, 4/25/17,          854,848
                   P/O.....................
      1,098      8.985%, 4/25/17, I/O......     288,831
                 First Union-Lehman
                   Brothers
                   Commerical Mortgage,
      1,000      6.60%, 11/18/29...........   1,005,937
                 Salomon Brothers Mortgage Securities,
        419      6.00%, 12/25/11...........     412,889
                                             ----------
                 Total collateralized
                   mortgage
                   obligations
                   (cost $21,853,483)......  21,874,688
                                             ----------
 PRINCIPAL
  AMOUNT                                       VALUE
  (000)                 DESCRIPTION           (NOTE 1)

                U.S. Government Agency Mortgage
                  Pass-Through Obligations--65.4%
                Federal Home Loan Mortgage
                  Corp.,
$      485      6.50%, 2/01/04.............  $  486,517
     6,458      7.00%, 2/01/99 -              6,583,182
                  12/01/25.................
        22      7.25%, 7/01/06.............      22,749
       239      7.50%, 3/01/08.............     245,631
       119      8.25%, 12/01/05 -               125,155
                  5/01/08..................
       429      8.50%, 6/01/03 - 7/01/21...     451,647
       145      8.75%, 12/01/08............     152,893
     1,450      9.00%, 1/01/02 - 3/01/11...   1,525,296
        39      10.00%, 1/01/04............      41,124
        49      10.50%, 11/01/19...........      54,298
        66      11.50%, 3/01/16............      74,556
        44      12.75%, 11/01/13...........      50,858
        27      13.25%, 5/01/13............      31,170
        44      14.00%, 6/01/11............      53,371
                Federal National Mortgage
                  Assn.,
       796      7.00%, 12/01/00 -               802,088
                  7/01/25..................
       423      7.50%, 2/01/20.............     438,972
       206      7.75%, 10/01/19............     214,713
        17      8.00%, 3/01/07 - 6/01/07...      17,814
       207      8.50%, 6/01/10.............     215,914
       275      9.75%, 1/01/11.............     293,677
                Government National Mortgage Assn.,
       725      6.50%, 9/15/23.............     719,374
    13,277      7.00%, 5/15/17 - 9/15/22...  13,431,174
     8,514      7.50%, 8/15/11 -              8,761,401
                  12/20/23.................
     3,049      8.00%, 1/15/08 - 8/15/22...   3,181,151
     1,341      8.25%, 6/20/17 - 7/20/17...   1,439,997
       890      8.50%, 3/15/05 -                945,820
                  11/15/21.................
     4,279      9.00%, 5/20/05 - 1/15/20...   4,612,861
     1,413      9.50%, 9/15/02 - 1/15/21...   1,529,266
         1      13.00%, 2/15/11............       1,128
       108      13.50%, 6/15/10 -               130,977
                  10/15/12.................
       100      14.00%, 6/15/11 -               120,956
                  4/15/12..................
        48      16.00%, 4/15/12 -                58,679
                  5/15/12..................
                                             ----------
                Total U.S. Government        46,814,409
                  agency
                  mortgage pass-through
                  obligations
                  (cost $44,430,901).......
                                             ----------

------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Mortgage Backed Securities
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 1997
 PRINCIPAL
  AMOUNT                                        VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                U.S. Government Securities--1.9%
                United States Treasury
                  Bonds,
$    1,000      8.75%, 5/15/17               $  1,311,090
                  (cost $1,302,309)........
                                             ------------
                Total long-term investments
                  (cost $67,586,693).......    70,000,187
                                             ------------

                SHORT-TERM INVESTMENTS--1.8%

                Repurchase Agreement--1.8%
     1,304      PaineWebber Inc.,               1,304,000
                  6.60%, due 1/2/98 in the
                  amount of $1,304,478
                  (cost $1,304,000; the
                  value of the collateral
                  including accrued inter-
                  est is $1,339,494).......
                                             ------------

                U.S. Government Agency Mortgage
                  Pass-Through Obligations
                Federal Home Loan Mortgage
                  Corp.
         2      6.50%, 1/01/98.............         1,569
                                             ------------
                Total short-term
                  investments
                  (cost $1,305,599)........     1,305,569
                                             ------------
                Total Investments--99.6%
                (cost $68,892,292; Note        71,305,756
                  4).......................
                Other assets in excess of
                  liabilities--0.4%........       289,751
                                             ------------
                Net Assets--100%...........  $ 71,595,507
                                             ------------
                                             ------------

---------------
I/O--Interest Only Security.
PAC--Planned Amortization Class.
P/O--Principal Only.
------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               U.S. Government Money Market
               Portfolio
               Portfolio of Investments
               December 31, 1997
 PRINCIPAL
  AMOUNT                                       VALUE
  (000)                 DESCRIPTION           (NOTE 1)
                Federal Farm Credit Bank--4.7%

$    2,000      5.70%, 11/3/98.............  $  1,998,872
                                             ------------

                Federal Home Loan Bank--21.2%
     5,000      5.50%, 2/6/98..............     4,972,500

     2,000      5.81%, 11/4/98.............     1,999,072

     2,000      5.80%, 12/18/98............     1,999,806
                                             ------------
                                                8,971,378
                                             ------------
                Federal National Mortgage
                  Association--11.8%

     5,000      5.52%, 2/19/98.............     4,962,433
                                             ------------

                Student Loan Marketing Association--4.7%

     2,000      5.82%, 9/16/98.............     1,999,378
                                             ------------

                Repurchase Agreements--83.5%

     8,841      Aubrey Lanston, 6.50%, due      8,841,000
                  1/2/98 in the amount of
                  $8,844,193 (cost
                  $8,841,000; value of
                  collateral including ac-
                  crued interest -
                  $9,021,996)..............

     8,842      Swiss Bank Corp., 6.55%,        8,842,000
                  due 1/2/98 in the amount
                  of $8,845,218 (cost
                  $8,842,000; value of
                  collateral including ac-
                  crued interest -
                  $9,016,757)..............

     8,841      Lehman Brothers Hldgs.,         8,841,000
                  Inc., 6.57%, due 1/2/98
                  in the amount of
                  $8,844,227 (cost
                  $8,841,000; value of
                  collateral including
                  accrued interest -
                  $9,521,185)..............
 PRINCIPAL
  AMOUNT                                       VALUE
  (000)                 DESCRIPTION           (NOTE 1)

$    8,842      Paribas, 6.75%, due 1/2/98   $8,842,000
                  in the amount of
                  $8,845,316 (cost
                  $8,842,000; value of
                  collateral including
                  accrued interest -
                  $9,020,156)..............
                                             ----------

                                             35,366,000
                                             ----------

                Total Investments--125.9%

                (amortized cost              53,298,061
                  $53,298,061*)............

                Liabilities in excess of     (10,972,529)
                  other
                  assets--(25.9%)..........
                                             ----------

                Net Assets--100%...........  $42,325,532
                                             ----------
                                             ----------

---------------
* Federal income tax basis of portfolio securities is the
same as for financial
  reporting purposes.
------------------------------------------------------------
--------------------
                 See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Statements of Assets and
               Liabilities
               December 31, 1997

                                           LARGE
CAPITALIZATION    LARGE CAPITALIZATION    SMALL
CAPITALIZATION
                                             GROWTH
PORTFOLIO        VALUE PORTFOLIO         GROWTH PORTFOLIO
ASSETS
Investments, at value*                         $245,691,526
$275,953,582            $168,710,427
Cash                                                     --
8,754                      --
Foreign currency, at value
(cost $825,817; $67)                                     --
--                      --
Receivable for Fund shares sold                     418,150
490,969                 215,415
Receivable for investments sold                          --
1,408,733                 229,432
Dividends and interest receivable                    85,499
575,792                  32,649
Deferred expenses and other assets                    5,280
5,483                   3,639
Due from broker - variation margin                       --
--                      --
Forward currency contracts-net amount
  receivable
  from counterparties                                    --
--                      --
      Total assets                              246,200,455
278,443,313             169,191,562
LIABILITIES
Payable for investments purchased                   325,634
1,322,800               1,850,185
Payable for Fund shares reacquired                1,694,937
1,836,843               1,259,217
Accrued expenses and other liabilities              216,395
37,490                 113,804
Dividends payable                                        --
--                      --
Withholding taxes payable                                --
7,362                      --
Deferred trustees' fees                               7,397
7,397                   7,397
Due to Manager                                       61,512
138,222                  62,823
Forward currency contracts-net amount
  payable
  to counterparties                                      --
--                      --
      Total liabilities                           2,305,875
3,350,114               3,293,426
NET ASSETS                                     $243,894,580
$275,093,199            $165,898,136
Net assets were comprised of:
  Shares of beneficial interest, at par        $     17,954
$     16,974            $     10,654
  Paid-in capital in excess of par              180,283,183
181,034,352             128,592,745
                                                180,301,137
181,051,326             128,603,399
  Under (over) distribution of net
  investment
    income                                               --
470,031                      --
  Accumulated net realized gains
  (losses)                                       (3,756,273)
4,220,043               3,957,309
  Net unrealized
  appreciation/depreciation                      67,349,716
89,351,799              33,337,428
  Net assets, December 31, 1997                $243,894,580
$275,093,199            $165,898,136
Shares of beneficial interest issued
  and outstanding                                17,954,643
16,973,575              10,653,620
  Net asset value, offering price and
     redemption price per share                      $13.58
$16.21                  $15.57
  *Identified cost of investments.             $178,341,810
$186,601,783            $135,372,999

                                          SMALL
CAPITALIZATION
                                            VALUE PORTFOLIO
ASSETS
Investments, at value*                        $164,325,079
Cash                                                36,542
Foreign currency, at value
(cost $825,817; $67)                                    --
Receivable for Fund shares sold                    237,814
Receivable for investments sold                    557,099
Dividends and interest receivable                  130,567
Deferred expenses and other assets                   3,151
Due from broker - variation margin                      --
Forward currency contracts-net amount
  receivable
  from counterparties                                   --
      Total assets                             165,290,252
LIABILITIES
Payable for investments purchased                1,000,337
Payable for Fund shares reacquired                 665,896
Accrued expenses and other liabilities             161,516
Dividends payable                                       --
Withholding taxes payable                               --
Deferred trustees' fees                              7,397
Due to Manager                                      40,937
Forward currency contracts-net amount
  payable
  to counterparties                                     --
      Total liabilities                          1,876,083
NET ASSETS                                    $163,414,169
Net assets were comprised of:
  Shares of beneficial interest, at par       $      9,336
  Paid-in capital in excess of par             121,361,129
                                               121,370,465
  Under (over) distribution of net
  investment
    income                                              --
  Accumulated net realized gains
  (losses)                                       2,187,826
  Net unrealized
  appreciation/depreciation                     39,855,878
  Net assets, December 31, 1997               $163,414,169
Shares of beneficial interest issued
  and outstanding                                9,335,840
  Net asset value, offering price and
     redemption price per share                     $17.50
  *Identified cost of investments.            $124,469,201

------------------------------------------------------------
--------------------
                See Notes to Financial Statements beginning on page 51

           INTERNATIONAL       INTERNATIONAL       TOTAL
RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED
          EQUITY PORTFOLIO     BOND PORTFOLIO     BOND
PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO

            $237,235,811        $ 30,083,366       $
62,111,083       $   111,765,868         $   71,305,756
                  98,964                  57
1,936                 3,334                 15,649

                 811,414                  59
--                    --                     --
                 343,654              95,022
209,526                94,744                124,808
                      --                  --
2,964,609                    --              3,613,500
                 639,761             947,331
538,401             1,339,288                507,703
                   5,455              15,425
1,218                 2,143                  1,776
                      --                  --
33,750                87,126                     --

                      --             140,618
33,189               159,371                     --
             239,135,059          31,281,878
65,893,712           113,451,874             75,569,192
                 242,521                  --
15,357,484            17,963,828              3,628,969
                 764,526              27,817
45,171               255,862                163,054
                  95,811              37,798
51,664                42,620                124,454
                      --               8,145
13,785                14,152                 22,645
                  34,828                 357
--                    --                     --
                   7,397               5,710
7,397                 7,397                  7,397
                 139,078              13,456
7,429                36,201                 27,166
                      --                  --
--                61,036                     --
               1,284,161              93,283
15,482,930            18,381,096              3,973,685
            $237,850,898         $31,188,595
$50,410,782           $95,070,778            $71,595,507
                  16,662
            $                   $      3,401       $
4,773       $         9,128         $        6,850
             202,100,393          31,941,741
49,095,102            93,887,483             70,201,506
             202,117,055          31,945,142
49,099,875            93,896,611             70,208,356

                 316,826            (314,807)
223,566               218,646                 57,342
                 (70,928)               (793)
159,106               (47,889)            (1,083,655)
              35,487,945            (440,947)
928,235             1,003,410              2,413,464
            $237,850,898         $31,188,595
$50,410,782           $95,070,778            $71,595,507

              16,662,216           3,401,148
4,772,691             9,127,761              6,849,808
                  $14.27               $9.17
$10.56                $10.42                 $10.45
            $201,720,391         $30,649,530
$61,225,734          $110,994,083            $68,892,292

           INTERNATIONAL    U.S. GOVERNMENT MONEY
          EQUITY PORTFOLIO    MARKET PORTFOLIO
            $237,235,811         $53,298,061
                  98,964                  --
                 811,414                  --
                 343,654           1,901,790
                      --                  --
                 639,761              75,242
                   5,455              25,281
                      --                  --
                      --                  --
             239,135,059          55,300,374
                 242,521                  --
                 764,526          12,940,382
                  95,811              12,277
                      --               4,357
                  34,828                  --
                   7,397               7,397
                 139,078              10,429

                      --                  --
               1,284,161          12,974,842
            $237,850,898         $42,325,532
                  16,662
            $                    $    42,325
             202,100,393          42,283,207
             202,117,055          42,325,532
                 316,826                  --
                 (70,928)                 --
              35,487,945                  --
            $237,850,898         $42,325,532
              16,662,216          42,325,532

                  $14.27               $1.00
            $201,720,391         $53,298,061

------------------------------------------------------------
--------------------
                See Notes to Financial Statements beginning
on page 51
                                     39

               THE TARGET PORTFOLIO TRUST
               Statements of Operations
               For The Year Ended December
               31, 1997

                                           LARGE
CAPITALIZATION    LARGE CAPITALIZATION    SMALL
CAPITALIZATION
                                             GROWTH
PORTFOLIO        VALUE PORTFOLIO         GROWTH PORTFOLIO
NET INVESTMENT INCOME
------------------------------------------------------------
---------------------------------------------------
Income
  Interest                                     $    444,922
$    205,036            $    357,084
------------------------------------------------------------
---------------------------------------------------
  Dividends                                       1,302,808
6,496,765                 318,722
------------------------------------------------------------
---------------------------------------------------
  Less: Foreign withholding taxes                      (507)
(51,013)                 (1,419)
------------------------------------------------------------
---------------------------------------------------
      Total income                                1,747,223
6,650,788                 674,387
------------------------------------------------------------
---------------------------------------------------
Expenses
  Management fee                                  1,453,397
1,521,474                 939,417
------------------------------------------------------------
---------------------------------------------------
  Custodian's fees and expenses                     100,000
130,000                  97,000
------------------------------------------------------------
---------------------------------------------------
  Transfer agent's fees and expenses                 90,700
91,500                  90,700
------------------------------------------------------------
---------------------------------------------------
  Reports to shareholders                            50,000
30,000                  40,000
------------------------------------------------------------
---------------------------------------------------
  Registration fees                                  24,000
21,000                  30,000
------------------------------------------------------------
---------------------------------------------------
  Audit fee                                          13,500
13,500                  13,500
------------------------------------------------------------
---------------------------------------------------
  Legal fees and expenses                             7,000
7,000                   7,000
------------------------------------------------------------
---------------------------------------------------
  Amortization of organization expenses               5,786
5,786                   5,786
------------------------------------------------------------
---------------------------------------------------
  Trustees' fees and expenses                         2,700
2,700                   2,700
------------------------------------------------------------
---------------------------------------------------
  Insurance                                           5,400
5,500                   3,000
------------------------------------------------------------
---------------------------------------------------
  Miscellaneous                                       7,393
6,911                   1,992
------------------------------------------------------------
---------------------------------------------------
      Total expenses                              1,759,876
1,835,371               1,231,095
------------------------------------------------------------
---------------------------------------------------
Net investment income (loss)                        (12,653)
4,815,417                (556,708)
------------------------------------------------------------
---------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
------------------------------------------------------------
---------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                        24,436,720
25,006,548              24,119,898
------------------------------------------------------------
---------------------------------------------------
  Financial futures contracts                            --
--                      --
------------------------------------------------------------
---------------------------------------------------
  Foreign currency transactions                          --
--                      --
------------------------------------------------------------
---------------------------------------------------
  Options written                                        --
--                      --
------------------------------------------------------------
---------------------------------------------------
  Short sale transactions                                --
--                      --
------------------------------------------------------------
---------------------------------------------------
Total net realized gain (loss)                   24,436,720
25,006,548              24,119,898
------------------------------------------------------------
---------------------------------------------------
Net change in unrealized
appreciation/depreciation on:
  Investments                                    20,104,947
35,519,278               5,445,586
------------------------------------------------------------
---------------------------------------------------
  Financial futures contracts                            --
--                      --
------------------------------------------------------------
---------------------------------------------------
  Foreign currencies                                     --
--                      --
------------------------------------------------------------
---------------------------------------------------
  Options written                                        --
--                      --
------------------------------------------------------------
---------------------------------------------------
Net change in unrealized
appreciation/depreciation                        20,104,947
35,519,278               5,445,586
------------------------------------------------------------
---------------------------------------------------
Net gain (loss)                                  44,541,667
60,525,826              29,565,484
------------------------------------------------------------
---------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS               $ 44,529,014
$ 65,341,243            $ 29,008,776
------------------------------------------------------------
---------------------------------------------------

                                          SMALL
CAPITALIZATION
                                            VALUE PORTFOLIO
NET INVESTMENT INCOME
------------------------------------------------------------
-----------------------
Income
  Interest                                    $    261,413
------------------------------------------------------------
--------------------------------------------
  Dividends                                      1,569,549
------------------------------------------------------------
---------------------------------------------------
  Less: Foreign withholding taxes                   (1,459)
------------------------------------------------------------
---------------------------------------------------
      Total income                               1,829,503
------------------------------------------------------------
---------------------------------------------------
Expenses
  Management fee                                   864,964
------------------------------------------------------------
---------------------------------------------------
  Custodian's fees and expenses                    121,000
------------------------------------------------------------
---------------------------------------------------
  Transfer agent's fees and expenses                87,100
------------------------------------------------------------
---------------------------------------------------
  Reports to shareholders                           36,000
------------------------------------------------------------
---------------------------------------------------
  Registration fees                                 29,000
------------------------------------------------------------
---------------------------------------------------
  Audit fee                                         13,500
------------------------------------------------------------
---------------------------------------------------
  Legal fees and expenses                            7,000
------------------------------------------------------------
---------------------------------------------------
  Amortization of organization expenses              5,786
------------------------------------------------------------
---------------------------------------------------
  Trustees' fees and expenses                        2,700
------------------------------------------------------------
---------------------------------------------------
  Insurance                                          3,000
------------------------------------------------------------
---------------------------------------------------
  Miscellaneous                                      3,814
------------------------------------------------------------
---------------------------------------------------
      Total expenses                             1,173,864
------------------------------------------------------------
---------------------------------------------------
Net investment income (loss)                       655,639
------------------------------------------------------------
---------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
------------------------------------------------------------
---------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                       17,387,992
------------------------------------------------------------
---------------------------------------------------
  Financial futures contracts                           --
------------------------------------------------------------
---------------------------------------------------
  Foreign currency transactions                         --
------------------------------------------------------------
---------------------------------------------------
  Options written                                       --
------------------------------------------------------------
---------------------------------------------------
  Short sale transactions                               --
------------------------------------------------------------
---------------------------------------------------
Total net realized gain (loss)                  17,387,992
------------------------------------------------------------
---------------------------------------------------
Net change in unrealized
appreciation/depreciation on:
  Investments                                   18,899,607
------------------------------------------------------------
---------------------------------------------------
  Financial futures contracts                           --
------------------------------------------------------------
---------------------------------------------------
  Foreign currencies                                    --
------------------------------------------------------------
---------------------------------------------------
  Options written                                       --
------------------------------------------------------------
---------------------------------------------------
Net change in unrealized
appreciation/depreciation                       18,899,607
------------------------------------------------------------
---------------------------------------------------
Net gain (loss)                                 36,287,599
------------------------------------------------------------
---------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS              $ 36,943,238
------------------------------------------------------------
---------------------------------------------------

------------------------------------------------------------
--------------------
                See Notes to Financial Statements beginning on page 51

           INTERNATIONAL       INTERNATIONAL       TOTAL
RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED
          EQUITY PORTFOLIO     BOND PORTFOLIO     BOND
PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO

            $    349,110        $  2,034,266
$3,107,074          $ 6,065,580             $5,092,077
               5,444,776                  --
--                   --                     --
                (695,571)                 --
--                   --                     --
               5,098,315           2,034,266
3,107,074            6,065,580              5,092,077
               1,718,754             175,813
216,559              430,089                322,907
                 325,000             132,000
111,000              112,000                167,000
                  90,700              32,900
35,400               39,800                 46,100
                  38,000              69,000
19,000               32,000                 33,000
                  54,000              20,000
22,000               28,000                 30,000
                  20,000              13,500
13,500               13,500                 13,500
                   7,000              12,000
7,000                7,000                  7,000
                   5,786              10,625
5,786                5,786                  5,786
                   2,700               2,700
2,700                2,700                  2,700
                   5,600                 900
1,100                2,100                  1,200
                  10,171               4,215
5,011                3,362                  3,549
               2,277,711             473,653
439,056              676,337                632,742
               2,820,604           1,560,613
2,668,018            5,389,243              4,459,335

              26,063,922          (2,260,925)
548,283              461,094                361,589
                      --                  --
216,225              867,924                (37,360)
                (847,760)           (734,948)
218,239              252,812                     --
                      --              26,759
12,577               22,494                 35,962
                      --                  --
--                   --               (162,734)
              25,216,162          (2,969,114)
995,324            1,604,324                197,457
                        )
              (1,041,388          (1,384,771)
476,476              457,886              1,448,008
                      --                  --
201,250              316,875                     --
                 (23,194)            504,241
(96,924)              (2,383)                    --
                      --                  --
--                   --                (15,119)
                        )
              (1,064,582            (880,530)
580,802              772,378              1,432,889
              24,151,580          (3,849,644)
1,576,126            2,376,702              1,630,346

              26,972,184
            $                   $ (2,289,031)
$4,244,144          $ 7,765,945             $6,089,681

           INTERNATIONAL    U.S. GOVERNMENT MONEY
          EQUITY PORTFOLIO    MARKET PORTFOLIO
            $    349,110         $ 2,093,304
               5,444,776                  --
                (695,571)                 --
               5,098,315           2,093,304
               1,718,754              94,188
                 325,000              70,000
                  90,700              10,500
                  38,000              19,000
                  54,000              25,000
                  20,000               5,000
                   7,000               7,000
                   5,786               5,786
                   2,700               2,700
                   5,600                 700
                  10,171               3,081
               2,277,711             242,955
               2,820,604           1,850,349
              26,063,922                (469)
                      --                  --
                (847,760)                 --
                      --                  --
                      --                  --
              25,216,162                (469)
                        )
              (1,041,388                  --
                      --                  --
                 (23,194)                 --
                      --                  --
                        )
              (1,064,582                  --
              24,151,580                (469)
              26,972,184
            $                    $ 1,849,880

------------------------------------------------------------
--------------------
                See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Statements of Changes in Net
               Assets

SMALL

CAPITALIZATION
                                           LARGE
CAPITALIZATION                LARGE CAPITALIZATION
GROWTH
                                             GROWTH
PORTFOLIO                    VALUE PORTFOLIO
PORTFOLIO
                                       ---------------------
-------        ----------------------------        ---------
---

Year Ended
                                         Year Ended December
31,             Year Ended December 31,           December
31,
                                       ---------------------
-------        ----------------------------        ---------
---
                                           1997
1996                1997            1996                1997

INCREASE (DECREASE)
IN NET ASSETS
------------------------------------------------------------
------------------------------------------------------------
---
Operations
 Net investment income (loss)          $    (12,653)   $
390,116        $  4,815,417    $  4,829,796        $
(556,708)
------------------------------------------------------------
------------------------------------------------------------
---
 Net realized gain (loss) on
   investment and foreign currency
   transactions                          24,436,720
11,243,006          25,006,548      11,707,935
24,119,898
------------------------------------------------------------
------------------------------------------------------------
---
 Net change in unrealized
   appreciation/
   depreciation of investments           20,104,947
27,653,840          35,519,278      20,366,798
5,445,586
------------------------------------------------------------
------------------------------------------------------------
---
 Net increase (decrease) in net
   assets
   resulting from operations             44,529,014
39,286,962          65,341,243      36,904,529
29,008,776
------------------------------------------------------------
------------------------------------------------------------
---
Dividends and Distributions
 Dividends from net investment
   income                                   (46,217)
(329,698)         (4,345,386)     (4,829,796)
--
------------------------------------------------------------
------------------------------------------------------------
---
 Dividends in excess of net
   investment
   income                                   (60,960)
--                  --        (435,227)                 --
------------------------------------------------------------
------------------------------------------------------------
---
 Distributions from net
   realized gains                       (31,971,788)
(23,349,943)        (24,366,069)     (9,766,690)
(21,977,874)
------------------------------------------------------------
------------------------------------------------------------
---
 Tax return of capital distributions             --
--                  --              --                  --
------------------------------------------------------------
------------------------------------------------------------
---
Total distributions                     (32,078,965)
(23,679,641)        (28,711,455)    (15,031,713)
(21,977,874)
------------------------------------------------------------
------------------------------------------------------------
---
Fund share transactions(a)
 Net proceeds from shares sold           47,455,937
63,352,161          54,334,008      67,051,579
38,578,759
------------------------------------------------------------
------------------------------------------------------------
---
 Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions           31,377,043
23,329,793          28,089,014      14,708,918
21,564,493
------------------------------------------------------------
------------------------------------------------------------
---
 Cost of shares reacquired              (68,170,878)
(61,584,086)        (71,665,460)    (63,523,667)
(48,745,293)
------------------------------------------------------------
------------------------------------------------------------
---
 Net increase/(decrease) in net
   assets from Fund share
   transactions                          10,662,102
25,097,868          10,757,562      18,236,830
11,397,959
------------------------------------------------------------
------------------------------------------------------------
---
      Total increase (decrease)          23,112,151
40,705,189          47,387,350      40,109,646
18,428,861

NET ASSETS
------------------------------------------------------------
------------------------------------------------------------
---
Beginning of year                       220,782,429
180,077,240         227,705,849     187,596,203
147,469,275
------------------------------------------------------------
------------------------------------------------------------
---
End of year                            $243,894,580
$220,782,429        $275,093,199    $227,705,849
$165,898,136
------------------------------------------------------------
------------------------------------------------------------
---



SMALL CAPITALIZATION

VALUE PORTFOLIO
                                                          --
--------------------------


Year Ended December 31,
                                                          --
--------------------------
                                          1996
1997            1996
INCREASE (DECREASE)
IN NET ASSETS
------------------------------------------------------------
------------------------------------------------------------
---

Operations
 Net investment income (loss)         $   (445,756)       $
655,639    $    847,572
------------------------------------------------------------
------------------------------------------------------------
---

 Net realized gain (loss) on
   investment and foreign currency
   transactions                         16,882,644
17,387,992      10,384,665
------------------------------------------------------------
------------------------------------------------------------
---

 Net change in unrealized
   appreciation/
   depreciation of investments           6,803,397
18,899,607      11,237,645
------------------------------------------------------------
------------------------------------------------------------
---

 Net increase (decrease) in net
   assets
   resulting from operations            23,240,285
36,943,238      22,469,882
------------------------------------------------------------
------------------------------------------------------------
---

Dividends and Distributions
 Dividends from net investment
   income                                       --
(664,037)       (837,683)
------------------------------------------------------------
------------------------------------------------------------
---

 Dividends in excess of net
   investment
   income                                       --
(94,907)             --
------------------------------------------------------------
------------------------------------------------------------
---

 Distributions from net
   realized gains                      (16,337,409)
(17,432,911)     (4,467,642)
------------------------------------------------------------
------------------------------------------------------------
---

 Tax return of capital distributions            --
--              --
------------------------------------------------------------
------------------------------------------------------------
---

Total distributions                    (16,337,409)
(18,191,855)     (5,305,325)
------------------------------------------------------------
------------------------------------------------------------
---

Fund share transactions(a)
 Net proceeds from shares sold          52,292,568
44,917,116      44,712,582
------------------------------------------------------------
------------------------------------------------------------
---

 Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions          16,090,077
17,747,752       5,207,885
------------------------------------------------------------
------------------------------------------------------------
---

 Cost of shares reacquired             (49,348,968)
(44,673,985)    (38,007,600)
------------------------------------------------------------
------------------------------------------------------------
---

 Net increase/(decrease) in net
   assets from Fund share
   transactions                         19,033,677
17,990,883      11,912,867
------------------------------------------------------------
------------------------------------------------------------
---

      Total increase (decrease)         25,936,553
36,742,266      29,077,424
NET ASSETS
------------------------------------------------------------
------------------------------------------------------------
---

Beginning of year                      121,532,722
126,671,903      97,594,479
------------------------------------------------------------
------------------------------------------------------------
---

End of year                           $147,469,275
$163,414,169    $126,671,903
------------------------------------------------------------
------------------------------------------------------------
---

(a) Fund share transactions are at $1 per share for the U.S.
Government Money
    Market Portfolio.

------------------------------------------------------------
--------------------
                See Notes to Financial Statements beginning
on page 51
                                        42

              INTERNATIONAL                 INTERNATIONAL
                 EQUITY                         BOND
TOTAL RETURN               INTERMEDIATE-TERM
                PORTFOLIO                     PORTFOLIO
BOND PORTFOLIO               BOND PORTFOLIO
       ---------------------------   -----------------------
----   --------------------------   ------------------------
---
         Year Ended December 31,       Year Ended December
31,      Year Ended December 31,       Year Ended December
31,
       ---------------------------   -----------------------
----   --------------------------   ------------------------
---
           1997           1996          1997           1996
1997           1996           1997           1996

       $  2,820,604   $  3,913,497   $ 1,560,613    $
1,946,597    $ 2,668,018   $  2,680,264   $  5,389,243   $
4,651,788
         25,216,162     11,814,979    (2,969,114)
(128,465)       995,324        (27,284)     1,604,324
53,044
                   )
         (1,064,582     16,975,091      (880,530)
(34,527)       580,802       (293,217)       772,378
(394,193)
         26,972,184     32,703,567    (2,289,031)
1,783,605      4,244,144      2,359,763      7,765,945
4,310,639
         (2,820,604)    (3,405,100)           --
(812,023)    (2,523,654)    (2,614,993)    (5,281,003)
(4,651,788)
                   )
         (3,343,171             --      (227,344)
--             --             --             --
(47,210)
                   )
        (25,343,801     (9,899,724)      (14,562)
(922,057)      (465,731)    (1,230,625)    (1,471,335)
(1,051,696)
                 --             --    (1,320,129)
--             --             --             --
--
        (31,507,576)   (13,304,824)   (1,562,035)
(1,734,080)    (2,989,385)    (3,845,618)    (6,752,338)
(5,750,694)
        355,674,205    354,553,935    10,444,049
18,342,835     14,859,623     20,202,045     29,443,555
44,780,207
         30,918,137     13,089,510     1,488,888
1,705,126      2,845,116      3,603,260      6,439,182
5,507,246
       (384,768,978)  (338,076,828)  (18,672,976)
(12,977,726)   (17,766,511)   (18,219,385)   (42,217,583)
(25,580,092)
          1,823,364     29,566,617    (6,740,039)
7,070,235        (61,772)     5,585,920     (6,334,846)
24,707,361
         (2,712,028)    48,965,360   (10,591,105)
7,119,760      1,192,987      4,100,065     (5,321,239)
23,267,306

        240,562,926    191,597,566    41,779,700
34,659,940     49,217,795     45,117,730    100,392,017
77,124,711
       $237,850,898   $240,562,926   $31,188,595
$41,779,700    $50,410,782   $ 49,217,795   $ 95,070,778
$100,392,017


U.S. GOVERNMENT
                          MORTGAGE BACKED
MONEY
                        SECURITIES PORTFOLIO
MARKET PORTFOLIO
       ------------  --------------------------   ----------
---------------------
                      Year Ended December 31,         Year
Ended December 31,
       ------------  --------------------------   ----------
---------------------
                        1997           1996            1997
1996
                     $ 4,459,335   $ 4,651,169    $
1,850,349   $     859,961
                         197,457       327,178
(469)          2,578
                       1,432,889    (1,105,092 )
--              --
                       6,089,681     3,873,255
1,849,880         862,539
                      (4,425,133)   (4,503,951 )
(1,849,880)       (862,539)
                              --            --
--              --
                              --            --
--              --
                              --            --
--              --
                      (4,425,133)   (4,503,951 )
(1,849,880)       (862,539)
                      13,448,142    21,388,848
1,070,854,061     339,835,083
                       3,643,014     3,841,153
1,601,795         776,187
                     (21,027,273)  (20,491,299 )
(1,057,527,680)   (332,068,470)
                      (3,936,117)    4,738,702
14,928,176       8,542,800
                      (2,271,569)    4,108,006
14,928,176       8,542,800
                      73,867,076    69,759,070
27,397,356      18,854,556
                     $71,595,507   $73,867,076    $
42,325,532   $  27,397,356

------------------------------------------------------------
--------------------
                See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

LARGE CAPITALIZATION

GROWTH PORTFOLIO
                                                    --------
------------------------------------------------------------
--------

Year Ended December 31,
                                                    --------
------------------------------------------------------------
--------
                                                       1997
1996                1995(e)               1994(e)

PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------
------------------------------------------------------------
--------
Net asset value, beginning of period
$12.97               $12.13                 $9.74
$9.91
------------------------------------------------------------
------------------------------------------------------------
--------
Income from investment operations
Net investment income (loss)                               -
-(f)               .02                   .10
 .10
------------------------------------------------------------
------------------------------------------------------------
--------
Net realized and unrealized gains (losses)
 on
 investment transactions
2.61                 2.33                  2.41
(.16)
------------------------------------------------------------
------------------------------------------------------------
--------
      Total from investment
        operations
2.61                 2.35                  2.51
(.06)
------------------------------------------------------------
------------------------------------------------------------
--------
Less distributions
Dividends from net investment income
(.01)                (.02)                 (.10)
(.10)
------------------------------------------------------------
------------------------------------------------------------
--------
Distributions in excess of net
 investment income                                         -
-                   --                  (.01)
(.01)
------------------------------------------------------------
------------------------------------------------------------
--------
Distributions from net realized gains
(1.99)               (1.49)                 (.01)
--
------------------------------------------------------------
------------------------------------------------------------
--------
      Total distributions
(2.00)               (1.51)                 (.12)
(.11)
------------------------------------------------------------
------------------------------------------------------------
--------
Net asset value, end of period
$13.58               $12.97                $12.13
$9.74
------------------------------------------------------------
------------------------------------------------------------
--------

TOTAL RETURN(d)
20.77%               21.09%                25.76%
(.68)%
------------------------------------------------------------
------------------------------------------------------------
--------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------
------------------------------------------------------------
--------
Net assets, end of period (000)
$243,895             $220,782              $180,077
$142,072
------------------------------------------------------------
------------------------------------------------------------
--------
Average net assets (000)
$242,233             $202,736              $162,982
$129,687
------------------------------------------------------------
------------------------------------------------------------
--------
Ratios to average net assets
 Expenses
 .73%                 .82%                  .78%
 .81%
------------------------------------------------------------
------------------------------------------------------------
--------
 Net investment income (loss)
(.01)%                .19%                  .88%
1.08%
------------------------------------------------------------
------------------------------------------------------------
--------
Portfolio turnover rate
82%                  65%                  154%
24%
------------------------------------------------------------
------------------------------------------------------------
--------
Average commission rate per share                    $
 .0560             $  .0572              $  .0578
N/A
------------------------------------------------------------
------------------------------------------------------------
--------
                                              January 5,
                                               1993(a)
                                               Through
                                             December 31,
                                               1993(e)
PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------
------------------------------------------------------------
--------

Net asset value, beginning of period             $10.00
------------------------------------------------------------
------------------------------------------------------------
--------

Income from investment operations
Net investment income (loss)                        .07(c)
------------------------------------------------------------
------------------------------------------------------------
--------

Net realized and unrealized gains (losses)
 on
 investment transactions                           (.12)
------------------------------------------------------------
------------------------------------------------------------
--------

      Total from investment
        operations                                 (.05)
------------------------------------------------------------
------------------------------------------------------------
--------

Less distributions
Dividends from net investment income               (.04)
------------------------------------------------------------
------------------------------------------------------------
--------

Distributions in excess of net
 investment income                                   --
------------------------------------------------------------
------------------------------------------------------------
--------

Distributions from net realized gains                --
------------------------------------------------------------
------------------------------------------------------------
--------

      Total distributions                          (.04)
------------------------------------------------------------
------------------------------------------------------------
--------

Net asset value, end of period                    $9.91
------------------------------------------------------------
------------------------------------------------------------
--------

TOTAL RETURN(d)                                    (.46)%
------------------------------------------------------------
------------------------------------------------------------
--------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------
------------------------------------------------------------
--------

Net assets, end of period (000)                 $98,089
------------------------------------------------------------
------------------------------------------------------------
--------

Average net assets (000)                        $48,033
------------------------------------------------------------
------------------------------------------------------------
--------

Ratios to average net assets
 Expenses
1.05%(b)(c)
------------------------------------------------------------
------------------------------------------------------------
--------

 Net investment income (loss)
 .84%(b)(c)
------------------------------------------------------------
------------------------------------------------------------
--------

Portfolio turnover rate                               4%
------------------------------------------------------------
------------------------------------------------------------
--------

Average commission rate per share                   N/A
------------------------------------------------------------
------------------------------------------------------------
--------


(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidies.
(d) Total return is calculated assuming a purchase of shares on the first day
and a sale on the last day of each period reported and
includes reinvestment of
dividends and distributions.
 Total return for periods of less than a full year are not
annualized.
(e) Calculated based upon average shares outstanding during
the period.
(f) Less than $.005 per share.
------------------------------------------------------------
--------------------
                See Notes to Financial Statements beginning on page 51

SMALL CAPITALIZATION
                             LARGE CAPITALIZATION
GROWTH
                               VALUE PORTFOLIO
PORTFOLIO
------------------------------------------------------------
------------------     -------------------------------------
-------

January 5,

1993(a)
                   Year Ended December 31,
Through                  Year Ended December 31,
------------------------------------------------------------
-     December 31,     -------------------------------------
-------
   1997          1996(e)          1995(e)          1994(e)
1993(e)           1997            1996           1995(e)

   $13.97          $12.57           $10.02           $10.11
$10.00          $14.93          $14.15           $11.59
      .31             .31              .33              .26
 .21(c)         (.05)           (.02)             .02
     3.77            2.07             2.89             (.04)
 .02            3.02            2.63             2.84
     4.08            2.38             3.22              .22
 .23            2.97            2.61             2.86
     (.28)           (.31)            (.30)            (.25)
(.11)             --              --             (.02)
       --            (.03)              --               --
--              --              --               --
    (1.56)           (.64)            (.37)            (.06)
(.01)          (2.33)          (1.83)            (.28)
    (1.84)           (.98)            (.67)            (.31)
(.12)          (2.33)          (1.83)            (.30)
   $16.21          $13.97           $12.57           $10.02
$10.11          $15.57          $14.93           $14.15

   29.80%          19.17%           32.08%             2.18%
2.29%         20.85%          18.88%            24.62%

 $275,093        $227,706         $187,596         $142,219
$96,074        $165,898        $147,469         $121,533
 $253,579        $208,898         $163,124         $128,865
$46,623        $156,570        $141,496         $107,649
         %
      .72             .77%             .76%             .81%
1.05%(b)(c)       .79%           .89%             .85%
     1.90%           2.33%            2.83%            2.66%
2.12%(b)(c)      (.36)%         (.32)%            .12%
       21%             22%              59%               6%
3%            106%            108%             120%
 $  .0499        $  .0509         $  .0514              N/A
N/A        $  .0596        $  .0590         $  .0586

                              January 5,
                               1993(a)
                               Through
                             December 31,
              1994(e)          1993(e)
                $11.86           $10.00
                   .01            .01(c)
                  (.27)            1.86
                  (.26)            1.87
                  (.01)            (.01)
                    --               --
                    --               --
                  (.01)            (.01)
                $11.59           $11.86
                 (2.19)%          18.66%
               $96,462          $63,917
               $87,403          $29,313
                   .93%            1.05%(c)
                   .10%             .11%(c)
                    97%              72%
                   N/A              N/A

------------------------------------------------------------
--------------------
                See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

SMALL CAPITALIZATION

VALUE

PORTFOLIO(e)
                                                    --------
------------------------------------------------------------
---------

Year Ended December 31,
                                                    --------
------------------------------------------------------------
---------
                                                       1997
1996                  1995                  1994
PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------
------------------------------------------------------------
---------
Net asset value, beginning of period
$15.22               $13.07                $11.07
$12.72
------------------------------------------------------------
------------------------------------------------------------
---------
Income from investment operations
Net investment income (loss)
 .08                  .11                   .14
 .11
------------------------------------------------------------
------------------------------------------------------------
---------
Net realized and unrealized gains (losses)
 on
 investment transactions
4.37                 2.71                  2.00
(1.49)
------------------------------------------------------------
------------------------------------------------------------
---------
      Total from investment
      operations
4.45                 2.82                  2.14
(1.38)
------------------------------------------------------------
------------------------------------------------------------
---------
Less distributions
Dividends from net investment income
(.08)                (.11)                 (.14)
--
------------------------------------------------------------
------------------------------------------------------------
---------
Distributions in excess of net
 investment income
(.01)                  --                    --
--
------------------------------------------------------------
------------------------------------------------------------
---------
Distributions from net realized gains
(2.08)                (.56)                   --
(.27)
------------------------------------------------------------
------------------------------------------------------------
---------
Distributions in excess of net realized
  gains
--                   --                    --
--
------------------------------------------------------------
------------------------------------------------------------
---------
Tax return of capital distributions
--                   --                    --
--
------------------------------------------------------------
------------------------------------------------------------
---------
      Total distributions
(2.17)                (.67)                 (.14)
(.27)
------------------------------------------------------------
------------------------------------------------------------
---------
Net asset value, end of period
$17.50               $15.22                $13.07
$11.07
------------------------------------------------------------
------------------------------------------------------------
---------

TOTAL RETURN(d)
29.98%                21.75%                19.21%
(11.03)%
------------------------------------------------------------
------------------------------------------------------------
---------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------
------------------------------------------------------------
---------
Net assets, end of period (000)
$163,414             $126,672               $97,594
$84,163
------------------------------------------------------------
------------------------------------------------------------
---------
Average net assets (000)
$144,160             $110,564               $88,085
$83,891
------------------------------------------------------------
------------------------------------------------------------
---------
Ratios to average net assets
 Expenses
 .81%                 .92%                 1.00%
 .93%
------------------------------------------------------------
------------------------------------------------------------
---------
 Net investment income (loss)
 .45%                 .77%                 1.14%
 .88%
------------------------------------------------------------
------------------------------------------------------------
---------
Portfolio turnover rate
36%                  60%                  110%
97%
------------------------------------------------------------
------------------------------------------------------------
---------
Average commission rate per share                    $
 .0600             $  .0610              $  .0561
N/A
------------------------------------------------------------
------------------------------------------------------------
---------
                                              January 5,
                                               1993(a)
                                               Through
                                             December 31,
                                                 1993
PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------
------------------------------------------------------------
---------

Net asset value, beginning of period             $10.00
------------------------------------------------------------
------------------------------------------------------------
---------

Income from investment operations
Net investment income (loss)                       (.01)(c)
------------------------------------------------------------
------------------------------------------------------------
---------

Net realized and unrealized gains (losses)
 on
 investment transactions                           3.19
------------------------------------------------------------
------------------------------------------------------------
---------

      Total from investment
      operations                                   3.18
------------------------------------------------------------
------------------------------------------------------------
---------

Less distributions
Dividends from net investment income                 --
------------------------------------------------------------
------------------------------------------------------------
---------

Distributions in excess of net
 investment income                                   --
------------------------------------------------------------
------------------------------------------------------------
---------

Distributions from net realized gains              (.46)
------------------------------------------------------------
------------------------------------------------------------
---------

Distributions in excess of net realized
  gains                                              --
------------------------------------------------------------
------------------------------------------------------------
---------

Tax return of capital distributions                  --
------------------------------------------------------------
------------------------------------------------------------
---------

      Total distributions                          (.46)
------------------------------------------------------------
------------------------------------------------------------
---------

Net asset value, end of period                   $12.72
------------------------------------------------------------
------------------------------------------------------------
---------

TOTAL RETURN(d)                                   31.86%
------------------------------------------------------------
------------------------------------------------------------
---------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------
------------------------------------------------------------
---------

Net assets, end of period (000)                 $64,430
------------------------------------------------------------
------------------------------------------------------------
---------

Average net assets (000)                        $29,039
------------------------------------------------------------
------------------------------------------------------------
---------

Ratios to average net assets
 Expenses
1.05%(b)(c)
------------------------------------------------------------
------------------------------------------------------------
---------

 Net investment income (loss)
(.11)%(b)(c)
------------------------------------------------------------
------------------------------------------------------------
---------

Portfolio turnover rate                             112%
------------------------------------------------------------
------------------------------------------------------------
---------

Average commission rate per share                   N/A
------------------------------------------------------------
------------------------------------------------------------
---------

(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidies.
(d) Total return is calculated assuming a purchase of shares on the first day
and a sale on the last day of each period reported and
includes reinvestment of
dividends and distributions.
 Total return for periods of less than a full year are not
annualized.
(e) Calculated based upon average shares outstanding during
the period.
(f) Less than $.005 per share.
------------------------------------------------------------
--------------------
                See Notes to Financial Statements beginning on page 51

INTERNATIONAL
                                             INTERNATIONAL
BOND
                                           EQUITY PORTFOLIO
PORTFOLIO
       -----------------------------------------------------
------------------------------------       -----------------
------------

January 5,

1993(a)
                              Year Ended December 31,
Through             Year Ended December 31,
       -----------------------------------------------------
-----------------       December 31,       -----------------
------------
          1997               1996              1995(e)
1994(e)            1993(e)             1997
1996

          $14.82             $13.64              $11.95
$13.09             $10.00            $10.17
$10.19
             .21                .25                 .17
 .06                .07               .42               .51
            1.32               1.79                1.67
(.01)              3.16             (1.00)             (.08)
            1.53               2.04                1.84
 .05               3.23              (.58)              .43
            (.41)              (.22)               (.11)
(.01)              (.01)               --              (.21)
              --                 --                  --
--                 --              (.06)               --
           (1.67)              (.64)               (.04)
(1.07)              (.05)             --(f)
(.24)
              --                 --                  --
(.11)              (.08)               --                --
              --                 --                  --
--                 --              (.36)               --
           (2.08)              (.86)               (.15)
(1.19)              (.14)             (.42)
(.45)
          $14.27             $14.82              $13.64
$11.95             $13.09             $9.17
$10.17

           10.60%             15.25%              15.38%
 .18%             32.38%            (5.73)%            4.45%

        $237,851           $240,563            $191,598
$188,025           $127,121           $31,189
$41,780
        $245,536           $221,626            $183,414
$179,614            $49,769           $35,163
$38,788
                %
             .93                .99%               1.02%
1.07%              1.40%(b)          1.35%             1.34%
            1.15%              1.77%               1.32%
 .47%               .64%(b)          4.44%             5.02%
              37%                39%                 76%
116%                65%              202%              226%
        $  .0278           $  .0240            $  .0250
N/A                N/A               N/A               N/A

                                        May 17,
                                        1994(a)
                                        Through
                                      December 31,
                       1995               1994
                        $9.57             $10.00
                          .57(c)             .27(c)
                          .82               (.19)
                         1.39                .08
                         (.57)              (.27)
                           --               (.24)
                         (.20)                --
                           --                 --
                           --                 --
                         (.77)              (.51)
                       $10.19              $9.57
                        14.66%               .71%
                      $34,660            $21,447
                      $29,510            $15,366
                         1.00%(c)           1.00%(c)
                         5.56%(c)           4.84%(c)
                          456%               361%
                          N/A                N/A

------------------------------------------------------------
--------------------
                See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

TOTAL RETURN

BOND PORTFOLIO
                                                    --------
------------------------------------------------------------
---------

Year Ended December 31,
                                                    --------
------------------------------------------------------------
---------
                                                       1997
1996                  1995                  1994
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period
$10.28               $10.62                 $9.48
$10.28
Income from investment operations
Net investment income
 .57                  .57                   .62(c)
 .47(c)
Net realized and unrealized gains (losses)
 on
 investment transactions
 .35                 (.09)                 1.18
(.82)
      Total from investment
        operations
 .92                  .48                  1.80
(.35)
Less distributions
Dividends from net investment income
(.54)                (.56)                 (.58)
(.45)
Distributions in excess of net
 investment income
--                   --                    --
--
Distributions from net realized gains
(.10)                (.26)                 (.08)
--
Distributions in excess of net realized
 gains
--                   --                    --
--
      Total distributions
(.64)                (.82)                 (.66)
(.45)
Net asset value, end of period
$10.56               $10.28                $10.62
$9.48

TOTAL RETURN(d)
9.23%                5.02%                19.63%
(3.54)%

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------
------------------------------------------------------------
---------
Net assets, end of period (000)
$50,411              $49,218               $45,118
$31,191
Average net assets (000)
$48,123              $47,246               $37,023
$31,141
Ratios to average net assets
 Expenses
 .91%                 .94%                  .85%(c)
 .85%(c)
 Net investment income
5.54%                5.67%                 6.21%(c)
4.90%(c)
Portfolio turnover rate
323%                 340%                  141%
121%

                                              January 5,
                                               1993(a)
                                               Through
                                             December 31,
                                                 1993
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of period             $10.00
Income from investment operations
Net investment income                               .44(c)>
Net realized and unrealized gains (losses)
 on
 investment transactions                            .56
      Total from investment
        operations                                 1.00
Less distributions
Dividends from net investment income               (.44)
Distributions in excess of net
 investment income                                 (.02)
Distributions from net realized gains              (.19)
Distributions in excess of net realized
 gains                                             (.07)
      Total distributions                          (.72)
Net asset value, end of period                   $10.28
TOTAL RETURN(d)                                   10.18%
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------
------------------------------------------------------------
---------
Net assets, end of period (000)                 $25,917
Average net assets (000)                        $12,594
Ratios to average net assets
 Expenses
 .85%(b)(c)
 Net investment income
3.87%(b)(c)
Portfolio turnover rate                             171%

(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidies.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
 Total returns for periods of less than one full year are not annualized.

------------------------------------------------------------
--------------------
                See Notes to Financial Statements beginning on page 51

                                    INTERMEDIATE-TERM
MORTGAGE BACKED
                                     BOND PORTFOLIO
SECURITIES PORTFOLIO
------------------------------------------------------------
-----------------------------     --------------------------
-

January 5,

1993(a)

Through
                       Year Ended December 31,
December         Year Ended December 31,
------------------------------------------------------------
----------            31,         --------------------------
-
   1997               1996                1995
1994               1993            1997            1996

 $  10.30           $  10.51            $   9.56
$  10.26            $ 10.00        $  10.21        $  10.31
      .58                .59                 .63
 .49                .46(c)          .64             .65
      .28               (.07)                .94
(.71)               .46             .23            (.12)
      .86                .52                1.57
(.22)               .92             .87             .53
     (.57)              (.59)               (.60)
(.48)              (.45)           (.63)           (.63)
       --                 --                  --
--                 --              --              --
     (.17)              (.14)               (.02)
--               (.18)             --              --
       --                 --                  --
--               (.03)             --              --
     (.74)              (.73)               (.62)
(.48)              (.66)           (.63)           (.63)
   $10.42             $10.30              $10.51
$9.56             $10.26          $10.45          $10.21

     8.57%              5.22%              16.87%
(2.23)%             9.33%           8.82%           5.56%

  $95,071           $100,392             $77,125
$62,924            $60,651         $71,596         $73,867
  $95,575            $81,723             $68,628
$69,602            $32,441         $71,757         $72,214
         %
      .71                .73%                .79%
 .80%               .85%(b)(c)       .88%           .91%
     5.64%              5.69%               6.09%
5.06%              4.27%(b)(c)      6.21%          6.44%
      249%               311%                 93%
77%               129%            128%            102%

                                               January 5,
                                                1993(a)
                                                Through
                                              December 31,
                1995             1994             1993
              $   9.51         $  10.18         $  10.00
                   .68(c)           .61(c)           .57(c)
                   .83             (.66)             .28
                  1.51             (.05)             .85
                  (.68)            (.61)            (.57)
                  (.03)            (.01)            (.02)
                    --               --             (.08)
                    --               --               --
                  (.71)            (.62)            (.67)
                $10.31            $9.51           $10.18
                16.18%             (.51)%          8.56%
               $69,759          $61,971          $60,100
               $65,149          $66,276          $29,710
                   .85%(c)          .85%(c)
 .85%(b)(c)
                  6.79%(c)         6.19%(c)
5.30%(b)(c)
                   154%             380%             134%

------------------------------------------------------------
--------------------
                See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

U.S. GOVERNMENT

MONEY

MARKET PORTFOLIO
                                                    --------
------------------------------------------------------------
---------

Year Ended December 31,
                                                    --------
------------------------------------------------------------
---------
                                                       1997
1996                  1995                  1994

PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------
------------------------------------------------------------
---------
Net asset value, beginning of period
$1.00                $1.00                 $1.00
$1.00
------------------------------------------------------------
------------------------------------------------------------
---------
Income from investment operations
Net investment income
 .049                 .045                  .051(c)
 .037(c)
------------------------------------------------------------
------------------------------------------------------------
---------
      Total from investment
        operations
 .049                 .045                  .051
 .037
------------------------------------------------------------
------------------------------------------------------------
---------
Less distributions
Dividends from net investment income
(.049)               (.045)                (.051)
(.037)
------------------------------------------------------------
------------------------------------------------------------
---------
      Total distributions
(.049)               (.045)                (.051)
(.037)
------------------------------------------------------------
------------------------------------------------------------
---------
Net asset value, end of period
$1.00                $1.00                 $1.00
$1.00
------------------------------------------------------------
------------------------------------------------------------
---------

TOTAL RETURN(d)
4.95%               4.53%                 5.25%
3.79%
------------------------------------------------------------
------------------------------------------------------------
---------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------
------------------------------------------------------------
---------
Net assets, end of period (000)
$42,326              $27,397               $18,855
$21,438
------------------------------------------------------------
------------------------------------------------------------
---------
Average net assets (000)
$37,675              $19,132               $20,173
$15,048
------------------------------------------------------------
------------------------------------------------------------
---------
Ratios to average net assets
 Expenses
 .65%                 .89%                  .75%(c)
 .50%(c)
------------------------------------------------------------
------------------------------------------------------------
---------
 Net investment income
4.91%                4.49%                 5.18%(c)
4.03%(c)
------------------------------------------------------------
------------------------------------------------------------
---------


                                              January 5,
                                               1993(a)
                                               Through
                                             December 31,
                                                 1993
PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------
------------------------------------------------------------
---------

Net asset value, beginning of period              $1.00
------------------------------------------------------------
------------------------------------------------------------
---------

Income from investment operations
Net investment income                              .025(c)
------------------------------------------------------------
------------------------------------------------------------
---------

      Total from investment
        operations                                 .025
------------------------------------------------------------
------------------------------------------------------------
---------

Less distributions
Dividends from net investment income              (.025)
------------------------------------------------------------
------------------------------------------------------------
---------

      Total distributions                         (.025)
------------------------------------------------------------
------------------------------------------------------------
---------

Net asset value, end of period                    $1.00
------------------------------------------------------------
------------------------------------------------------------
---------

TOTAL RETURN(d)                                   2.56%
------------------------------------------------------------
------------------------------------------------------------
---------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------
------------------------------------------------------------
---------

Net assets, end of period (000)                  $2,997
------------------------------------------------------------
------------------------------------------------------------
---------

Average net assets (000)                         $1,407
------------------------------------------------------------
------------------------------------------------------------
---------

Ratios to average net assets
 Expenses
 .50%(b)(c)
------------------------------------------------------------
------------------------------------------------------------
---------

 Net investment income
2.51%(b)(c)
------------------------------------------------------------
------------------------------------------------------------
---------


(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidies.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
 Total return for periods of less than a full year are not annualized.

------------------------------------------------------------
--------------------
                See Notes to Financial Statements beginning on page 51

               THE TARGET PORTFOLIO TRUST
               Notes to Financial Statements

           The Target Portfolio Trust (the 'Fund') is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the
           'Portfolio' or 'Portfolios'): Large
Capitalization Growth Portfolio,
           Large Capitalization Value Portfolio, Small
Capitalization Growth
Portfolio, Small Capitalization Value Portfolio,
International
Equity Portfolio, International Bond Portfolio, Total
Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio.
All the Portfolios are diversified as defined under the Investment Company Act of 1940 except for the International Bond Portfolio. Investment operations commenced on January 5, 1993 with the exception of the International Bond
Portfolio which commenced on May 17, 1994.

      The Portfolios' investment objectives are as follows:
Large Capitalization
Growth Portfolio--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, are characterized by a growth of earnings faster than that of the S&P 500; Large Capitalization Value
Portfolio--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, have above average price appreciation potential; Small Capitalization Growth
Portfolio--maximum capital appreciation through investment primarily in common stocks of 'emerging growth' companies; Small Capitalization Value
Portfolio--above average capital appreciation through investment in common stocks that, in the adviser's opinion, are undervalued or overlooked in the marketplace; International Equity Portfolio--capital appreciation through investment primarily in common stocks of companies domiciled outside the United
States; International Bond Portfolio--high total return through investment primarily in high quality foreign debt securities denominated primarily in foreign currencies; Total Return Bond Portfolio--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years; Intermediate-Term Bond
Portfolio--current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years; Mortgage Backed Securities Portfolio--high current income primarily and capital appreciation secondarily each consistent with the protection of capital through investment primarily in mortgage-related securities; U.S. Government Money Market Portfolio--maximum current income consistent with maintenance of liquidity and preservation of principal through investment exclusively in short-term securities issued or guaranteed by the U.S.
Government, its agencies or instrumentalities.
      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

----------------------------------------------------------
Note 1. Accounting Policies
      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
      Securities Valuations: Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.
      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.
      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.
      Quotations of foreign securities in a foreign currency are converted to
U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.
      Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.
      Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value. Short-term securities held by the other portfolios which mature in sixty days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other portfolios which mature in more than sixty days are valued at current market quotations.
      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
      All securities (except those of the U.S. Government
Money Market
Portfolio) are valued as of 4:15 p.m., New York

------------------------------------------------------------
--------------------
time. The U.S. Government Money Market Portfolio calculates net asset value as of 4:30 p.m., New York time.
      Securities Transactions and Net Investment Income:
Securities transactions
are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates.
Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.
The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio,
Intermediate-Term Bond Portfolio, Mortgage-Backed Securities
Portfolio and Total
Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.
      Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S.
dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal period, the
Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period.
Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currencies.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
      Forward Currency Contracts: The International Equity
Portfolio,
International Bond Portfolio, Intermediate-Term Bond
Portfolio and Total Return
Bond Portfolio may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The
Portfolio enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments.
Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts.
      Short Sales: The Mortgage-Backed Securities Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The proceeds received from the short sale are maintained as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to pay over any payments received on such borrowed securities.
A gain, limited to the the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.
      Options: The International Equity Portfolio, the
International Bond
Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Portfolio currently owns or intends to purchase.

------------------------------------------------------------
--------------------

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain
(loss) on written
option transactions.
      The Portfolio, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
      Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with American Institute of Certified
Public Accountants (AICPA) Statement of Position 93-2:
Determination,
Disclosure, and Financial Statement Presentation of Income,
Capital Gain, and
Return of Capital Distributions by Investment Companies. The effect of applying this Statement of Position on the International Bond Portfolio, Total Return
Bond Portfolio and Intermediate-Term Bond Portfolio was to reclassify
$(2,982,883), $(248,935) and $28,416, respectively, of net
foreign currency
gains/losses to undistributed net investment income from accumulated net realized gains (losses). The Large Capitalization Growth Portfolio reclassified
$12,653 of net operating losses and $8,632 of distributions in excess of realized gains to paid-in capital in excess of par. The International Bond
Portfolio reclassified $1,275,393 of net operating losses to paid-in capital in excess of par. In addition, the Small Capitalization Growth Portfolio reclassified $558,010 of net operating losses to accumulated net realized gains.
The International Equity Portfolio increased undistributed net investment income by $3,557,051, decreased accumulated net realized gains by $3,550,405 and decreased paid-in capital by $6,646 for transactions involving foreign securities and currencies. The Large Capitalization Growth Portfolio reclassified $39,675 of dividends in excess of net investment income to paid-in capital in excess of par. Lastly, the Small Capitalization Value Portfolio reclassified $94,907 of dividends in excess of net investment income to accumulated net realized gains (losses). Current year net investment income, net realized gains (losses) and net assets were not affected by this statement.
      Dividends and Distributions: The International Bond
Portfolio, Total
Return Bond Portfolio, Intermediate-Term Bond Portfolio and
Mortgage Backed
Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S.
Government Money Market Portfolio declares and pays its net capital gains, if any, at least annually.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax-paying entity. It is the intent of each portfolio to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolios' understanding of the applicable country's tax rules and rates.
      Deferred Organizational Expenses: A total of $279,000 was incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the
Portfolio commenced investment operations.

----------------------------------------------------------
Note 2. Agreements
      The Fund has a management agreement with Prudential
Investments Fund
Management LLC ('PIFM') pursuant to which PIFM manages the investment operations of the Fund, administers the Fund's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PIFM supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.
      PIFM has subadvisory agreements with the advisers noted below pursuant to which each adviser furnishes investment advisory services in connection with the management of the Portfolios. Each of the two advisers of the domestic equity
Portfolios--the Large Capitalization Growth Portfolio, Large
Capitalization
Value Portfolio, Small Capitalization Growth Portfolio and
Small Capitalization
Value Portfolio--manages approximately 50% of the assets of the respective
Portfolio. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) will be divided between the two advisers as PIFM deems it appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two advisers to the other.

------------------------------------------------------------
--------------------

Portfolio                            Adviser
-----------------   ----------------------------------------
--
Large
  Capitalization
  Growth.........   Oak Associates and
                    Columbus Circle Investors
Large
  Capitalization
  Value..........   INVESCO MIM Inc. and
                    Hotchkis and Willey
Small
  Capitalization
  Growth.........   Nicholas-Applegate Capital Management
and
                    Investment Advisors, Inc.
Small
  Capitalization
  Value..........   Wood, Struthers & Winthrop and
                    Lazard Freres Asset Management
International
  Equity.........   Lazard Freres Asset Management
International
  Bond...........   Delaware International Advisers Ltd.
                    (effective August 28, 1997)
Total Return Bond
  and
Intermediate-Term
  Bond...........   Pacific Investment Management Co.
Mortgage Backed
  Securities and
  U.S. Government
  Money Market...   Wellington Management Company, LLP

      The management fee paid PIFM is computed daily and payable monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PIFM, in turn, pays each adviser a fee for its services.

                               Total
Portfolio                  Management Fee    Adviser Fee
------------------------   --------------    -----------
Large Capitalization
  Growth................         .60%             .30%
Large Capitalization
  Value.................         .60%             .30%
Small Capitalization
  Growth................         .60%             .30%
Small Capitalization
  Value.................         .60%             .30%
International Equity....         .70%             .40%
International Bond......         .50%             .30%
Total Return Bond.......         .45%             .25%
Intermediate-Term
  Bond..................         .45%             .25%
Mortgage Backed
  Securities............         .45%             .25%
U.S. Government Money
  Market................         .25%            .125%

      The Fund has entered into a distribution agreement
with Prudential
Securities Incorporated ('PSI') for distribution of the
Fund's shares. PSI
serves the Fund without compensation.
      PIFM and PSI are indirect, wholly-owned subsidiaries
of The Prudential
Insurance Company of America.
----------------------------------------------------------
Note 3. Other Transactions
with Affiliates
      Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of
PIFM, serves as the Fund's transfer agent. The following amounts represent the fees PMFS charged for the year ended December 31, 1997 as well as the fees due
PMFS as of December 31, 1997.

                          Amount incurred
                              for the         Amount Due
                             year ended         as of
                            December 31,     December 31,
Portfolio                       1997             1997
------------------------  ----------------   ------------
Large Capitalization
  Growth................      $ 87,300          $7,100
Large Capitalization
  Value.................        88,000           7,200
Small Capitalization
  Growth................        87,400           7,100
Small Capitalization
  Value.................        84,100           6,900
International Equity....        87,100           7,000
International Bond......        30,300           2,400
Total Return Bond.......        33,200           2,700
Intermediate-Term
  Bond..................        37,800           3,000
Mortgage Backed
  Securities............        43,400           3,400
U.S. Government Money
  Market................         9,300             900

      For the year ended December 31, 1997, PSI earned approximately $9,334 in brokerage commissions on behalf of certain portfolio transactions executed with the Large Capitalization Value Portfolio.

----------------------------------------------------------
Note 4. Portfolio Securities
      Purchases and sales of portfolio securities, excluding short-term investments and written options, for the year ended December
31, 1997 were as
follows:

Portfolio                      Purchases        Sales
----------------------------  ------------   ------------
Large Capitalization
  Growth....................  $189,488,095   $210,723,828
Large Capitalization
  Value.....................    52,830,300     66,997,739
Small Capitalization
  Growth....................   158,137,058    167,550,745
Small Capitalization
  Value.....................    49,555,710     52,939,930
International Equity........    86,547,542    120,866,123
International Bond..........    64,578,523     67,568,433
Total Return Bond...........   160,447,671    150,674,655
Intermediate-Term Bond......   182,809,187    165,997,214
Mortgage Backed
  Securities................    92,531,517     89,152,151

      The federal income tax basis and unrealized appreciation/depreciation of each of the Portfolios' investments, excluding written options as of December
31, 1997, were as follows:

                                   Net
                               Unrealized
                              Appreciation          Gross
Unrealized
Portfolio         Basis       (Depreciation)  Appreciation
Depreciation
-------------  ------------   -------------   ------------
--------------
Large
  Capitalization
  Growth.....  $178,382,309    $67,309,217    $75,542,367
$  8,233,150
Large
  Capitalization
  Value......   186,749,892     89,203,690     91,809,014
2,605,324
Small
  Capitalization
  Growth.....   135,387,817     33,322,610     40,520,119
7,197,509
Small
  Capitalization
  Value......   124,469,201     39,855,878     42,369,158
2,513,280
International
  Equity.....   204,795,753     32,440,058     47,880,782
15,440,724
International
  Bond.......    30,650,323       (566,957)       323,603
890,560
Total Return
  Bond.......    61,225,734        885,349        914,986
29,637
Intermediate-Term
  Bond.......   110,994,083        771,785        850,566
78,781
Mortgage
  Backed
Securities...    68,892,292      2,413,464      2,511,314
97,850

------------------------------------------------------------
--------------------

      For federal income tax purposes, the Mortgage Backed Securities Portfolio had a capital loss carryforward as of December 31, 1997 of approximately
$1,083,600 which expires in 2002. Such carryforward is after utilization of approximately $193,800 of net taxable gains realized and recognized during the year ended December 31, 1997. Accordingly, no capital gain distributions are expected to be paid to shareholders of the Mortgage Backed Securities Portfolio until future net gains have been realized in excess of such carryforward. In addition, the International Bond Portfolio and the International Equity
Portfolio are electing to treat net currency losses of approximately $165,700 and $60,668, respectively and the Large Capitalization Growth Portfolio is electing to treat net capital losses of approximately $3,715,800 incurred in the two-month period ended December 31, 1997 as having been incurred in the following year.
      At December 31, 1997, the Total Return and
Intermediate-Term Bond
Portfolios bought 112 and 300 financial futures contracts, respectively, on U.S.
Treasury Bonds expiring on March 20, 1998.
      The unrealized appreciation on such contracts as of December 31, 1997 were as follows:

                                        Value on
                         Value at     December 31,
Unrealized
Portfolio               Acquisition       1997
Appreciation
----------------------  -----------   ------------   -------
-------
Total Return Bond.....  $12,494,750   $12,505,000       $
10,250
Intermediate-Term
  Bond................   33,070,250    33,206,625
136,375

      At December 31, 1997, the International Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                          Value at
Foreign Currency       Settlement Date     Current
Sale Contracts           Receivable         Value
Appreciation
--------------------   ---------------    ----------    ----
----------
Canadian Dollars,
  expiring
  1/30/98...........     $   947,764      $  943,054       $
4,710
German
  Deutschemarks,
  expiring
  2/27/98...........       3,203,569       3,123,161
80,408
New Zealand Dollars,
  expiring
  1/30/98...........       3,150,250       3,094,750
55,500
                       ---------------    ----------    ----
----------
                         $ 7,301,583      $7,160,965
$140,618
                       ---------------    ----------    ----
----------
                       ---------------    ----------    ----
----------

      At December 31, 1997, the Total Return Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                           Value at
Foreign Currency        Settlement Date    Current
Sale Contracts            Receivable        Value
Appreciation
----------------------  ---------------   ----------   -----
---------
German Deutschemarks,
  expiring 1/22/98....    $ 2,464,663     $2,431,474      $
33,189
                        ---------------   ----------       -
------
                        ---------------   ----------       -
------

      At December 31, 1997, the Intermediate-Term Bond
Portfolio had outstanding
forward currency contracts, both to purchase and sell foreign currencies, as follows:

                           Value at
Foreign Currency        Settlement Date    Current
Purchase Contracts          Payable         Value
Depreciation
----------------------  ---------------   ----------   -----
---------
Canadian Dollars,
  expiring 3/11/98....    $ 1,566,722     $1,505,686
$(61,036)
                        ---------------   ----------   -----
---------
                        ---------------   ----------   -----
---------

                           Value at
Foreign Currency        Settlement Date    Current
Sale Contracts            Receivable        Value
Appreciation
----------------------  ---------------   ----------   -----
---------
Canadian Dollars,
  expiring 3/11/98....    $ 1,598,779     $1,505,686      $
93,093
German Deutschemarks
  expiring 1/22/98....      4,921,988      4,855,710
66,278
                        ---------------   ----------   -----
---------
                          $ 6,520,767     $6,361,396
$159,371
                        ---------------   ----------   -----
---------
                        ---------------   ----------   -----
---------

      Transactions in options written during the year ended
December 31, 1997,
were as follows:

                                         Number of
Premiums
International Bond Portfolio             Contracts
Received
--------------------------------------   ---------    ------
--
Options outstanding at December 31,
  1996................................        --           -
-
Options written.......................     4,670
$31,872
Options terminated in closing purchase
  transactions........................    (4,670)
(31,872 )
                                         ---------    ------
--
Options outstanding at December 31,
  1997................................        --      $    -
-
                                         ---------    ------
--
                                         ---------    ------
--


                                         Number of
Premiums
Intermediate-Term Bond Portfolio         Contracts
Received
--------------------------------------   ---------    ------
--
Options outstanding at December 31,
  1996................................        --      $    -
-
Options written.......................        68
22,494
Options expired.......................       (68)
(22,494 )
                                         ---------    ------
--
Options outstanding at December 31,
  1997................................        --      $    -
-
                                         ---------    ------
--
                                         ---------    ------
--

                                         Number of
Premiums
Mortgage Backed Securities Portfolio     Contracts
Received
--------------------------------------   ---------    ------
--
Options outstanding at December 31,
  1996................................        50
$24,494
Options written.......................        80
19,190
Options terminated in closing purchase
  transactions........................      (130)
(43,684 )
                                         ---------    ------
--
Options outstanding at December 31,
  1997................................        --      $    -
-
                                         ---------    ------
--
                                         ---------    ------
--

                                         Number of
Premiums
Target Total Return                      Contracts
Received
--------------------------------------   ---------    ------
--
Options outstanding at December 31,
  1996................................        --      $    -
-
Options written.......................        38
12,577
Options terminated in closing purchase
  transactions........................        --           -
-
Options expired.......................       (38)
(12,577 )
                                         ---------    ------
--
Options outstanding at December 31,
  1997................................        --      $    -
-
                                         ---------    ------
--
                                         ---------    ------
--

------------------------------------------------------------
--------------------

------------------------------------------------------------
--------------------

Note 5. Capital

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Of the shares outstanding at December 31,
1997, PIFM owned 1,125 shares of each portfolio, except for the International
Bond Portfolio, of which it owned 244,851 shares.

      Transactions in shares of beneficial interest during the year ended
December 31, 1997 were as follows:


Shares

Issued in

Reinvestment                          Increase/

of Dividends                         (Decrease)
                                               Shares
and              Shares           in Shares
Portfolio                                       Sold
Distributions      Reacquired        Outstanding
--------------------------------------      -------------
------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         3,273,409
2,367,133         (4,709,116)         931,426
Large Capitalization Value
  Portfolio...........................         3,430,654
1,783,097         (4,539,037)         674,714
Small Capitalization Growth
  Portfolio...........................         2,375,813
1,448,105         (3,049,714)         774,204
Small Capitalization Value
  Portfolio...........................         2,564,741
1,051,562         (2,602,621)       1,013,682
International Equity Portfolio........        23,121,459
2,177,188        (24,872,919)         425,728
International Bond Portfolio..........         1,097,817
157,365         (1,963,982)        (708,800)
Total Return Bond Portfolio...........         1,432,562
273,531         (1,719,713)         (13,620)
Intermediate-Term Bond Portfolio......         2,836,650
620,854         (4,075,790)        (618,286)
Mortgage Backed Securities Portfolio..         1,308,386
354,474         (2,049,370)        (386,510)

      Transactions in shares of beneficial interest during the year ended
December 31, 1996 were as follows:


Shares

Issued in

Reinvestment

of Dividends                          Increase
                                               Shares
and              Shares           in Shares
Portfolio                                       Sold
Distributions      Reacquired        Outstanding
--------------------------------------      -------------
------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         5,104,185
1,992,947         (4,916,826)       2,180,306
Large Capitalization Value
  Portfolio...........................         4,977,765
1,077,960         (4,680,804)       1,374,921
Small Capitalization Growth
  Portfolio...........................         3,362,005
1,099,203         (3,168,065)       1,293,143
Small Capitalization Value
  Portfolio...........................         3,200,088
356,460         (2,704,301)         852,247
International Equity Portfolio........        24,759,385
913,832        (23,486,609)       2,186,608
International Bond Portfolio..........         1,851,839
170,401         (1,313,693)         708,547
Total Return Bond Portfolio...........         1,977,896
356,327         (1,796,916)         537,307
Intermediate-Term Bond Portfolio......         4,363,436
539,430         (2,495,825)       2,407,041
Mortgage Backed Securities Portfolio..         2,108,789
378,715         (2,018,658)         468,846

------------------------------------------------------------
--------------------

               THE TARGET PORTFOLIO TRUST
               Report of Independent
               Accountants

The Shareholders and Trustees of
The Target Portfolio Trust:

      In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large
Capitalization Growth Portfolio, Large Capitalization Value
Portfolio, Small
Capitalization Growth Portfolio, Small Capitalization Value
Portfolio,
International Equity Portfolio, International Bond
Portfolio, Total Return Bond
Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed
Securities
Portfolio and U.S. Government Money Market Portfolio
(constituting The Target
Portfolio Trust, hereafter referred to as the 'Trust') at December 31, 1997, the results of each of their operations, the changes in each of their net assets, and each of their financial highlights for the year ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at
December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for our opinion expressed above.
The accompanying statement of changes in net assets for the year ended December
31, 1996, and financial highlights for the period May 7, 1994 through December
31, 1996 for the International Bond Portfolio and January 5,
1993 through
December 31, 1996 for each of the other nine portfolios, were audited by other independent accountants, whose opinion dated February 21, 1997 was unqualified.

PRICE WATERHOUSE LLP
New York, New York
February 25, 1998

------------------------------------------------------------
--------------------

               THE TARGET PORTFOLIO TRUST
               Change of Auditors

   Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's independent auditors. For the years ended December 31, 1993 through December 31,
1996, Deloitte & Touche LLP expressed an unqualified opinion on the Fund's financial statements. There were no disagreements between Fund management and
Deloitte & Touche LLP prior to their termination. The Board of Trustees approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse
LLP as the Fund's independent accountants.

------------------------------------------------------------
--------------------

               THE TARGET PORTFOLIO TRUST
               Federal Income Tax Information

   As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended December 31, 1997. Further, we wish to advise you of the percentage of the ordinary income dividends (excluding long-term capital gains distributions) paid in 1997 that qualify for the corporate dividends received deduction available to corporate taxpayers.

   Detailed below, please find the aggregate dividends and distributions, per share, paid by each portfolio during the year ended December
31, 1997 as well as
the corporate dividend received deduction percentage:

                                          Ordinary
Dividends*           Long-Term Capital             Total
Corporate
                                        --------------------
----       Gains Distributions          Dividends
Dividend
                                                    Short-
Term      --------------------------         and
Received
Portfolio                               Income    Capital
Gains        28%            20%         Distributions
Deduction
-------------------------------------   ------    ----------
----    ---------    -------------    -------------    -----
----

Large Capitalization Growth
  Portfolio..........................   $0.006        $0.348
$ 0.968        $ 0.680          $ 2.002            0%
Large Capitalization Value
  Portfolio..........................   0.280          0.126
0.662          0.775            1.843           85%
Small Capitalization Growth
  Portfolio..........................    --            0.341
1.641          0.345            2.327            0%
Small Capitalization Value
  Portfolio..........................   0.100          0.585
0.530          0.960            2.175           44%
International Equity Portfolio.......   0.410          0.410
0.700          0.560            2.080            0%
International Bond Portfolio.........   0.420         --
--           --**               0.420            0%
Total Return Bond Portfolio..........   0.500          0.100
--            --                0.600            0%
Intermediate-Term Bond Portfolio.....   0.571          0.095
--             0.070            0.735            0%
Mortgage Backed Securities
  Portfolio..........................   0.636         --
--            --                0.636            0%
U.S. Government Money Market
  Portfolio..........................   0.049         --
--            --                0.049            0%

    * For federal income tax purposes, ordinary income dividends and short-term capital gains distributions are taxable as ordinary income.
Long-term capital
gains distributions are taxable as capital gains income.

   ** Less than $.005 per share taxable as 20% rate gain.

               Important Notice For Certain
               Shareholders

   Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percentage of interest earned by the following TARGET portfolios from U.S.
Government
obligations for the calendar year 1997.

   To determine the amount of your dividends which may be exempt from state and local tax, simply multiply the amount in Box 1b of your 1099-Div (Ordinary
Dividends) by the percentage listed below. These percentages do not apply to taxable capital gain distributions paid by the portfolios.

                               Percentage of Interest from
                                     U.S. Government
Portfolio*                             obligations
----------------------------   ---------------------------
Small Capitalization
Value.......................               2.86%
International Equity........               2.86%
International Bond..........               2.26%
Total Return Bond...........               4.79%
Intermediate-Term Bond......               2.04%
U.S. Government Money
Market......................              15.76%

   * Due to certain minimum portfolio holding requirements in California,
Connecticut and New York, residents of those states will not be able to exclude
1997 U.S. interest income from state and local taxes.

   Please consult your tax advisor or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your Prudential Securities
Financial Advisor.

------------------------------------------------------------
--------------------

Large Capitalization
Growth Portfolio

Average Annual Total Returns
With Advisory Fee      One Year        Since Inception
(1/5/93)
                        18.97%                 11.06%
Without Advisory Fee   One Year        Since Inception
(1/5/93)
                        20.77%                 12.74%

Comparison of Change in Value of a $10,000 Investment
(GRAPH)

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Target Large Capitalization Growth Portfolio with a similar investment in the Standard & Poor's 500 Index
(S&P 500) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential
Securities Target Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 11.34% and the growth of a $10,000 investment would have been $17,083.

The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs. The securities which comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index which may be used to characterize performance of growth equity funds and other indices may portray different comparative performance.

Large Capitalization
Value Portfolio

Average Annual Total Returns
With Advisory Fee           One Year          Since
Inception (1/5/93)
                             27.87%                  14.70%
Without Advisory Fee        One Year          Since
Inception (1/5/93)
                             29.80%                  16.43%

Comparison of Change in Value of a $10,000 Investment
(GRAPH)

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Target Large Capitalization Value Portfolio with a similar investment in the Standard & Poor's 500 Index (S&P 500) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 14.99% and the growth of a $10,000 investment would have been $20,062.

The S&P 500 is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P
500 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs. The securities which comprise the S&P 500 may differ substantially from the securities in the Portfolio. The S&P 500 is not the only index which may be used to characterize performance of growth equity funds and other indices may portray different comparative performance.

Small Capitalization
Growth Portfolio

Average Annual Total Returns
With Advisory Fee             One Year       Since Inception
(1/5/93)
                               19.05%                 14.08%
Without Advisory Fee          One Year       Since Inception
(1/5/93)
                               20.85%                 15.80%

Comparison of Change in Value of a $10,000 Investment
(GRAPH)

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Target Small Capitalization Growth Portfolio with a similar investment in the Russell 2000 Index (Russell
2000) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1993.
The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.50% annually.
For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 14.36% and the growth of a $10,000 investment would have been $19,524.

The Russell 2000 is a stock market index comprised of the 2,000 smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. These common stocks represent approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell
3000 Index is comprised of the 3,000 largest U.S.
domiciled publicly - traded common stocks by market capitalization representing approximately 98% of the U.S. publicly - traded equity market. The Russell 2000 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs. The securities that comprise the Russell 2000 may differ substantially from the securities in the Portfolio. The Russell 2000 is not the only index which may be used to characterize performance of growth funds and other indices may portray different comparative performance.

Small Capitalization
Value Portfolio

Average Annual Total Returns
With Advisory Fee                One Year     Since
Inception (1/5/93)
                                  28.04%         15.54%
(15.53%)*
Without Advisory Fee             One Year     Since
Inception (1/5/93)
                                  29.98%         17.29%
(17.28%)*

Comparison of Change in Value of a $10,000 Investment
(GRAPH)

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Target Small Capitalization Value Portfolio with a similar investment in the Russell 2000 Index (Russell 2000) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential
Securities Target Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 15.83% and the growth of a $10,000 investment would have been
$20,809.

The Russell 2000 is a stock market index comprised of the
2,000
smallest U.S. domiciled publicly traded common stocks that are included in the Russell 3000 Index. These common stocks represent approximately 10% of the total capitalization of the Russell 3000 Index. The Russell 3000 Index is comprised of the
3,000 largest U.S. domiciled publicly - traded common stocks by market capitalization representing approximately 98% of the U.S. publicly - traded equity market. The Russell 2000 is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs. The securities that comprise the Russell 2000 may differ substantially from the securities in the Portfolio. The Russell 2000 is not the only index which may be used to characterize performance of growth funds and other indices may portray different comparative performance.

*Without Waiver of Management Fees and/or expense subsidizations, the Portfolio's Average Annual Total returns would have been lower, as indicated in parenthesis (
).

International Equity
Portfolio

Average Annual Total Returns
With Advisory Fee                One Year     Since
Inception (1/5/93)
                                   8.95%              12.63%
Without Advisory Fee             One Year     Since
Inception (1/5/93)
                                  10.60%              14.34%

Comparison of Change in Value of a $10,000 Investment
(GRAPH)

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Target International Equity Portfolio with a similar investment in the Morgan Stanley Capital International
Europe, Australia, Far East Index (EAFE Index) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.50% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 12.92% and the growth of a $10,000 investment would have been $18,324.

The EAFE Index is an arithmetical average weighted by market value of the performance of over 1,000 non-U.S. companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East.
The EAFE Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs.
The securities which comprise the EAFE Index may differ substantially from the securities in the Portfolio. The EAFE Index is not the only index that may be used to characterize performance of international equity funds and other indices may portray different comparative performance.

International Bond
Portfolio

Average Annual Total Returns
With Advisory Fee                One Year      Since
Inception (5/17/94)
                                  -6.67%
2.57%
Without Advisory Fee             One Year      Since
Inception (5/17/94)
                                  -5.73%
3.60%

Comparison of Change in Value of a $10,000 Investment
(GRAPH)

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations.
It compares a $10,000 investment in the Target International
Bond
Portfolio with a similar investment in the Salomon Smith
Barney
Non-US World Government Bond Index (WB Index) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1994. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.00% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 2.21% and the growth of a $10,000 investment would have been $10,827.

The WB Index measures the total return performance of high-quality securities in major sectors of the international bond market.
The index covers approximately 600 bonds from 17 currencies. Only high-quality, straight issues are included. The index is calculated on both a weighted and an unweighted basis. Generally, index samples for each market are restricted to bonds with a least 1 year of remaining life. The WB Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs. The securities which comprise the WB Index may differ substantially from the securities in the Portfolio. The WB Index is not the only index that may be used to characterize performance of international bond funds and other indices may portray different comparative performance.

The name of the benchmark used for the International Bond
Portfolio has been changed to the Salomon Smith Barney
Non-US World Government Bond Index.

Total Return Bond
Portfolio

Average Annual Total Returns
With Advisory Fee                   One Year        Since
Inception (1/5/93)
                                     8.15%
6.79%  (6.65%)*
Without Advisory Fee                One Year        Since
Inception (1/5/93)
                                     9.23%
7.86%  (7.23%)*

Comparison of Change in Value of a $10,000 Investment
(GRAPH)
Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations.
It compares a $10,000 investment in the Target Total Return
Bond
Portfolio with a similar investment in the Lehman
Government/Corporate
Index (LGCI) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential
Securities Target Program of 1.00% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 6.42% and the growth of a $10,000 investment would have been $13,635.

The LGCI is a weighted index comprised of publicly traded intermediate and long-term government and corporate debt with an average maturity of ten years. The LGCI is an unmanaged index and includes the reinvestment of all income, but does not reflect the payment of transaction costs. The securities that comprise the LGCI may differ substantially from the securities in the Portfolio.
The LGCI is not the only index that may be used to characterize performance of bond funds and other indices may portray different comparative performance.

*Without waiver of management fees and/or expense subsidization, the Portfolio's Average Annual Total returns would have been lower, as indicated in parenthesis ( ).

Intermediate-Term
Bond Portfolio

Average Annual Total Returns
With Advisory Fee                   One Year       Since
Inception (1/5/93)
                                     7.49%
6.33%
Without Advisory Fee                One Year       Since
Inception (1/5/93)
                                     8.57%
7.39%

Comparison of Change in Value of a $10,000 Investment
(GRAPH)

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations.
It compares a $10,000 investment in the Target Intermediate-
Term
Bond Portfolio with a similar investment in the Lehman
Intermediate
Government/Corporate Index (LIGC Index) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.00% annually.
For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 5.95% and the growth of a $10,000 investment would have been $13,342.

The LIGC Index is a weighted index comprised of securities issued or backed by the U.S. government and its agencies and securities publicly issued by corporations with one to ten years remaining to maturity, rated investment grade and having $50 million or more outstanding. The LIGC is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs. The securities that comprise the LIGC may differ substantially from the securities in the Portfolio. The
LIGC is not the only index that may be used to characterize performance of intermediate-term bond funds and other indices may portray different comparative performance.

Mortgage Backed
Securities Portfolio

Average Annual Total Returns
With Advisory Fee                   One Year      Since
Inception (1/5/93)
                                     7.73%
6.59%  (6.49%)*
Without Advisory Fee                One Year      Since
Inception (1/5/93)
                                     8.82%
7.67%  (7.56%)*

Comparison of Change in Value of a $10,000 Investment
(GRAPH)

Past performance is not predictive of future performance and an investor's shares, when redeemed, may be worth more or less than their original cost.

This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Target Mortgage-Backed Securities Portfolio with a similar investment in the Salomon Smith Barney Mortgage Backed Securities Index (Mortgage
Index) by portraying the initial account values on commencement of operations and subsequent account values at the end of each fiscal year (December 31), as measured on a quarterly basis, beginning in 1993. The graph and the accompanying table take into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.00% annually. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 6.22% and the growth of a $10,000 investment would have been $13,511.

The Mortgage Index is comprised of 30D and 15D year GNMA,
FNMA and FHLMC pass-through, and FNMA and FHLMC balloon mortgages. The Mortgage Index is an unmanaged index and includes the reinvestment of all cash-flows, but does not reflect the payment of transaction costs. The securities which comprise the Mortgage Index may differ substantially from the securities in the Portfolio. The Mortgage Index is not the only index that may be used to characterize performance of mortgage-backed security funds and other indices may portray different comparative performance.

*Without waiver of management fees and/or expense subsidization, the Portfolio's Average Annual Total returns would have been lower, as indicated in parentheses ( ).

(ICON)

Trustees
Eugene C. Dorsey
Douglas H. McCorkindale
Thomas T. Mooney
Richard A. Redeker

Officers
Richard A Redeker
President

Robert F. Gunia
Vice President

Grace C. Torres
Treasurer

Stephen M. Ungerman
Assistant Treasurer

S. Jane Rose
Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center
One Station Plaza
Stamford, Connecticut 06902

Delaware International
80 Cheapside
London, ECZV6EE

Hotchkis and Wiley
800 West Sixth Street
Los Angeles, California 90017

INVESCO Capital Management
1315 Peachtree Street
Suite 500
Atlanta, GA 30309

Investment Advisors, Inc.
3700 First Bank Place
P.O. Box 357
Minneapolis, Minnesota 55440

Lazard Frares Asset Management
30 Rockefeller Plaza
New York, NY 10020

Oak Associates
3875 Embassy Parkway
Suite 250
Akron, OH 44333

Nicholas-Applegate
Capital Management
600 West Broadway
San Diego, CA 92101

Pacific Investment
Management Company
840 Newport Center Drive
Newport Beach, CA 92658

Wellington Management Company
75 State Street
Boston, MA 02109

Wood, Struthers & Winthrop
277 Park Avenue
New York, NY 10005

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and
Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund
Services LLC
Raritan Plaza One
Edison, NJ 08837

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795\

(ICON)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

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